PGIM CREDIT ETFs
STATEMENT OF ADDITIONAL INFORMATION  |  May 20, 2026, AS AMENDED ON MAY 27, 2026
This Statement of Additional Information (“SAI”) of PGIM AAA CLO Aggregate Duration ETF and PGIM Securitized Income ETF (each a “Fund” and together, the “Funds”), each a series of PGIM ETF Trust (the “Trust”), is not a prospectus and should be read in conjunction with the Prospectus of each Fund, each dated May 20, 2026, as supplemented or amended from time to time. The Prospectuses can be obtained, without charge, by calling 888-247-8090 or by writing to PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, NJ 07102. This SAI has been incorporated by reference into each Fund’s Prospectus.
This SAI relates only to the Funds. The other series of the Trust are offered in separate prospectuses and separate SAIs.
The Fund is new and therefore no audited financial statements are available.

PGIM AAA CLO Aggregate Duration ETF
Ticker Symbol: AAAD	Listing Exchange: NYSE Arca, Inc.
PGIM Securitized Income ETF
Ticker Symbol: PINC	Listing Exchange: Cboe BZX Exchange, Inc.

ETF1031B

Table of Contents
3	PART I
3	INTRODUCTION
3	GLOSSARY
4	FUND CLASSIFICATION, INVESTMENT Objectives & POLICIES
4	EXCHANGE LISTING AND TRADING
5	INVESTMENTS, INVESTMENT STRATEGIES AND RISKS
29	INVESTMENT RESTRICTIONS
32	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
40	MANAGEMENT & ADVISORY ARRANGEMENTS
52	OTHER SERVICE PROVIDERS
53	PORTFOLIO TRANSACTIONS & BROKERAGE
55	ADDITIONAL INFORMATION
57	PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
57	FINANCIAL STATEMENTS
58	PART II
58	CREATIONS AND REDEMPTIONS OF FUND SHARES
64	NET ASSET VALUE
65	TAXES, DIVIDENDS AND DISTRIBUTIONS
72	DISCLOSURE OF PORTFOLIO HOLDINGS
74	PROXY VOTING
75	CODES OF ETHICS
76	APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER
77	APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS

PART I
INTRODUCTION
This SAI sets forth information about the Funds. It provides information about certain of the securities, instruments, policies and strategies that are used by each Fund in seeking to achieve its objective. This SAI also provides additional information about the Trust’s Board of Trustees (hereafter referred to as “Board Members”), the advisory services provided to and the management fees paid by each Fund, information about other fees paid by and services provided to each Fund, and other information.
In addition to the Funds, the Trust has the following other series: PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM Active Aggregate Bond ETF, PGIM Total Return Bond ETF, PGIM Floating Rate Income ETF, PGIM Jennison Focused Value ETF, PGIM Jennison Focused Growth ETF, PGIM Portfolio Ballast ETF, PGIM AAA CLO ETF, PGIM Short Duration Multi-Sector Bond ETF, PGIM Short Duration High Yield ETF, PGIM Jennison Focused Mid-Cap ETF, PGIM Jennison International Opportunities ETF, PGIM Jennison Better Future ETF, PGIM Municipal Income Opportunities ETF, PGIM Ultra Short Municipal Bond ETF, PGIM Corporate Bond 0-5 Year ETF, PGIM Corporate Bond 5-10 Year ETF, PGIM Corporate Bond 10+ Year ETF and PGIM Jennison U.S. Core Equity ETF. This SAI relates only to the Funds. The other series of the Trust are offered in separate prospectuses and separate SAIs.
Each Fund offers and issues shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit”). Each Fund may issue and redeem Creation Units in exchange for a designated portfolio of securities, assets or other positions (the “Deposit Instruments”) together with a deposit of a specified cash payment (the “Cash Component”) but reserves the right to issue and redeem Creation Units in exchange for an all-cash payment (“Cash Deposit”). A Fund may elect to regularly transact solely in cash. Shares are redeemable by each Fund only in Creation Units. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit, including making the shares individually redeemable for that Fund.
Each Fund may charge transaction fees for each creation and redemption transaction. See the “Creations and Redemptions” section below. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, transaction fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
PGIM AAA CLO Aggregate Duration ETF’s shares are listed and traded on NYSE Arca, Inc. PGIM Securitized Income ETF’s shares are listed and traded on Cboe BZX Exchange, Inc. (together with NYSE Arca, Inc., the “Exchanges”). Fund shares trade on the Exchanges at market prices that may be below, at or above NAV.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
GLOSSARY
Term	Definition
1933 Act	Securities Act of 1933, as amended, and the rules thereunder
1934 Act	Securities Exchange Act of 1934, as amended, and the rules thereunder
1940 Act	Investment Company Act of 1940, as amended, and the rules thereunder
1940 Act Laws, Interpretations and Exemptions	1940 Act, Exemptive order, SEC release, no-action letter or similar relief or interpretations, collectively
ADR	American Depositary Receipt
ADS	American Depositary Share
Board	Fund’s Board of Directors or Trustees
Board Member	A trustee or director of the Fund’s Board
CEA	Commodity Exchange Act, as amended
CFTC	U.S. Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EDR	European Depositary Receipt
Exchange	NYSE Arca, Inc. or Cboe BZX Exchange, Inc., as applicable
Fannie Mae	Federal National Mortgage Association
FDIC	Federal Deposit Insurance Corporation

Term	Definition
Fitch	Fitch Ratings, Inc.
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Manager or PGIM Investments	PGIM Investments LLC
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations
NAV	Net Asset Value
NRSRO	Nationally Recognized Statistical Rating Organization
NYSE	New York Stock Exchange
OTC	Over the Counter
Prudential	Prudential Financial, Inc.
QPTP	Qualified Publicly Traded Partnership
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	S&P Global Ratings
SEC	U.S. Securities and Exchange Commission
SOFR	Secured Overnight Financing Rate
World Bank	International Bank for Reconstruction and Development
FUND CLASSIFICATION, INVESTMENT Objectives & POLICIES
The Funds are actively managed exchange-traded funds of the Trust. The Trust is an open-end management investment company.
The investment objective of PGIM AAA CLO Aggregate Duration ETF is to seek to maximize total return, through a combination of current income and capital appreciation.
The investment objective of PGIM Securitized Income ETF is to seek to maximize total return, through a combination of current income and capital appreciation.
PGIM AAA CLO Aggregate Duration ETF and PGIM Securitized Income ETF are classified as diversified series of the Trust.
EXCHANGE LISTING AND TRADING
Shares of each Fund are listed for trading and trade throughout the day on the applicable Exchange and may trade on other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things; (i) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if any of the other listing requirements are not continuously maintained; or (iii) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In the event any Fund ceases to be listed on an exchange, a Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.
As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you may incur a brokerage commission determined by that financial intermediary, as well as other charges.
The Trust reserves the right to adjust the share prices of each Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interests in the Funds.

PGIM CREDIT ETFs 4

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS
The principal investment policies and strategies of each Fund are described in the Fund’s Prospectus. In addition, a Fund may from time to time also use the securities, instruments, policies and strategies that are further discussed below in seeking to achieve its objective.
Set forth below are descriptions of some of the types of investments and investment strategies that a Fund may use and the risks and considerations associated with those investments and investment strategies. Please also see a Fund’s Prospectus and the “Fund Classification, Investment Objectives & Policies” section of this SAI. A Fund also may invest from time to time in certain types of investments and investment strategies that are either not discussed or otherwise identified below. The order of the below investments, investment strategies and risks does not indicate the significance of any particular investment, investment strategy or risk. References in the discussion to the subadviser include each Fund’s subadvisers unless otherwise specified.
ADJUSTABLE AND FLOATING RATE SECURITIES. Adjustable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (“floaters”) is a variable rate which is tied to a generally recognized base lending rate plus a premium. The interest rate on a floater resets periodically, typically quarterly. While, because of the interest rate reset feature, floaters may provide a Fund with a certain degree of protection against rising interest rates, a Fund will participate in any declines in interest rates as well.
ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Credit quality of an asset-backed security depends primarily on the quality of the underlying asset, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The value of an asset-backed security can change because of actual or perceived changes in creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing credit support or the swap counterparty.
Asset-backed securities issued in the form of debt instruments include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CBOs and CLOs may charge management fees and administrative expenses.
For CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CBO or CLO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs and CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs and CLOs may be characterized by a Fund as illiquid investments; however, an active dealer market may exist for CBOs and CLOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a Fund’s Prospectus (e.g., interest rate risk and default risk), CBOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the risk that a Fund may invest in CBOs or CLOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
BORROWING AND LEVERAGE. Unless noted otherwise, a Fund may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). A Fund may pledge up to 33 1∕3% of its total assets to secure these borrowings. If a Fund’s asset coverage for borrowings falls below 300%, a Fund will take prompt action to reduce borrowings. If a Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, the NAV of a Fund’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.” In addition, a Fund may use certain investment management techniques (collectively, “effective leverage”), such as certain derivatives, that may provide leverage and are not subject to the borrowing limitation noted above.
A Fund may borrow from time to time, at the discretion of the subadviser, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the subadviser's opinion, unusual market conditions otherwise make it advantageous for a Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit a Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the NAV of Fund shares and in the yield on a Fund. Unless otherwise stated, a Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.
CERTIFICATES OF DEPOSIT. The FDIC, an independent agency of the U.S. Government, provides deposit insurance on all types of deposits, including certificates of deposit, received at an FDIC-insured bank or savings association (“insured depository institutions”) up to applicable limits. The standard deposit insurance amount is $250,000 per depositor (including principal and accrued interest) for each insurable capacity of such depositor, per insured depository institution, which is backed by the full faith and credit of the U.S. Government. All of a depositor’s deposits in the same insurable capacity at the same insured depository institution are aggregated for purposes of the $250,000 insurance limit, including deposits held directly in the depositor’s name and for the depositor’s benefit by intermediaries. Any amounts each Fund invests in certificates of deposit in excess of the $250,000 deposit insurance limit will be uninsured. An investor’s investment in each Fund is subject to risk of loss, and is not insured or guaranteed by the FDIC or any other governmental agency.
COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (“REMICs”), The underlying mortgages which collateralize the CMOs and REMICs in which a Fund invests may have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
CONVERTIBLE SECURITIES. A Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.
The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

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Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which a Fund may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, a Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser believes such a Manufactured Convertible would better promote a Fund’s objective(s) than alternate investments. For example, the subadviser may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify a Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.
CORPORATE/BANK LOANS. Commercial banks and other financial institutions make loans to companies. These loans may be variously referred to as corporate loans, bank loans, leveraged loans, or bank floating rate loans (“corporate loans”). Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the SOFR or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agents for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, a Fund becomes a member of the syndicate.
In market conditions where short-term interest rates are particularly low, certain floating rate loans may be issued with a feature that prevents the relevant benchmark rate from adjusting below a specified minimum level. This is achieved by defining a “floor” to the benchmark rate, so that if downward market movements of the benchmark rate would, absent this feature, cause the benchmark rate to fall below the floor, with this feature, the benchmark rates of these floating rate loans become fixed at the applicable minimum floor level until short-term interest rates (and therefore the benchmark rate) rise above that level. Although this feature is intended to result in these floating rate loans yielding more than they otherwise would when short-term interest rates are low, the feature might also result in the secondary market prices of these floating rate loans becoming more sensitive to changes in interest rates should short-term interest rates rise.
As in the case of junk bonds, the corporate loans in which a Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of SOFR. Consequently, the value of corporate loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment.
A Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, a Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and a Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

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A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, a Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for a Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Floating rate loans are especially subject to liquidity and settlement risk due to the fact that they can take more than seven days to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by a Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that a Fund has purchased. To the extent a Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.
Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If a Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. A Fund may enter into credit default swap agreements and similar agreements. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties that are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the subadviser to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund. When acting as a seller of a credit default swap or a similar instrument, a Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
Certain index credit default swaps are required to be executed in regulated markets and submitted for clearing to regulated clearinghouses. Other single-name credit default swaps and index credit default swaps are permitted, although not required, to be cleared through regulated clearinghouses. A Fund will clear credit default swaps that are subject to mandatory clearing and may voluntarily clear some, but not all, of the other credit default swaps not subject to mandatory clearing. A Fund will face counterparty risk with respect to the clearinghouse when entering into cleared credit default swaps. A Fund will face significant counterparty risk with respect to counterparties to non-cleared credit default swaps and similar instruments. A Fund typically will enter into non-cleared credit default swaps and similar instruments with swap dealers and creditworthy entities that have substantial capital or have provided a Fund with a third-party guaranty or other credit support.

CREDIT-LINKED SECURITIES. Among the income producing securities in which a Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act.
CURRENCY FUTURES. A Fund may seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled “Futures.” Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” in this SAI. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
CUSTODIAL RECEIPTS. Obligations issued or guaranteed as to principal and interest by the U.S. Government, foreign governments or semi-governmental entities may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Typically, custodial receipts have their unmatured interest coupons separated (“stripped”) by their holder. Having separated the interest coupons from the underlying principal of the government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. CATS and TIGRs are not considered U.S. Government securities by the staff of the SEC. Such notes and bonds are held in custody by a bank or a brokerage firm on behalf of the owners.
CYBER SECURITY RISK. A Fund is susceptible to operational, information security and other risks related to the use of technology, computer systems and the Internet to conduct business. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from a Fund’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadviser, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which a Fund invests, may cause significant disruptions in the business

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operations of a Fund. Potential impacts may include, but are not limited to, potential financial losses for a Fund and the issuers’ securities, the inability of shareholders to conduct transactions with a Fund, an inability of a Fund to calculate NAV, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Fund shareholders, cyber security failures by a Fund and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to a Fund, and reputational damage. A Fund may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. A Fund may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although a Fund and its service providers and subadviser may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, a Fund cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadviser, and the issuers in which a Fund invests. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence, could exacerbate these risks or result in cyber security incidents that implicate personal data.
DEBT SECURITIES. A Fund may invest in debt securities, such as bonds, that involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund invests its assets in U.S. Government securities. Certain debt securities, however, may be subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. A Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
DEPOSITARY RECEIPTS. A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs and ADSs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. International Depositary Receipts (“IDRs”) are the non-U.S. equivalent of an ADR.
A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.
DERIVATIVES. A Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. A Fund may use derivatives for hedging purposes. A Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, a Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. A Fund may not use any derivative to gain exposure to an asset or class of assets that a Fund would be prohibited by its investment restrictions from purchasing directly. A Fund’s use of derivatives may be limited by the 1940 Act and the rules thereunder, as discussed in more detail below under Regulatory Risk.
Risk Factors Involving Derivatives. Derivatives are volatile and involve significant risks, including:
Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which a Fund seeks exposure.

Counterparty Risk—the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to a Fund. In particular, derivatives traded in OTC markets are not guaranteed by an exchange or clearing firm and often do not require payment of margin. A Fund is at risk to the extent that a Fund has unrealized gains or has deposited collateral with a counterparty and the counterparty becomes bankrupt or otherwise fails to honor its obligations.
Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Illiquidity Risk— the risk that certain securities or instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. Illiquidity risk is substantial for certain OTC derivatives, including swaps and OTC options. There can be no assurance that a Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise.
Index Risk—a derivative linked to the performance of an index will be subject to the risks associated with changes in that index.
Legal Risk—the risk of insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of a derivatives contract.
Leverage Risk—the risk that a Fund’s derivatives transactions can magnify a Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Market Risk — the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, a Fund may be required to pay substantial additional margin to maintain its position.
Operational Risk — the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Regulatory Risk—the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards (“NDFs”), are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, NDFs and certain other derivatives traded in the OTC market are subject to variation margin requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.
Rule 18f-4 under the 1940 Act permits a Fund to enter into derivatives transactions and certain other transactions notwithstanding restrictions on the issuance of “senior securities” in the 1940 Act. Derivatives transactions as defined by Rule 18f-4 include, among other things, swaps, futures, forwards, options, short sale borrowings, reverse repurchase agreements and other financing transactions (if a Fund elects to treat such financing transactions as securities), when-issued and forward-settling securities in some circumstances, or any instrument for which a Fund is required to make any payment or delivery of an asset during the life of the instrument or at maturity, whether as margin, settlement payment or otherwise. Rule 18f-4 requires that, among other things, a Fund establish and maintain a derivatives risk management program and appoint a derivatives risk manager, who is appointed by the Board, including a majority of Independent Board Members and periodically reviews the program and reports to the Board. In addition, a Fund must comply with a relative or absolute limit on leverage risk calculated based on value-at-risk.
Rule 18f-4 excepts from some of the requirements, including establishing a derivatives risk management program and calculating value-at-risk, a fund whose derivatives exposure is limited to 10% of its net assets and which has adopted policies and procedures designed to manage derivatives risks.
The use of derivatives for hedging purposes involves additional correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

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A Fund generally intends to enter into transactions involving derivatives only if there appears to be a liquid market for such instruments. However, there can be no assurance that, at any specific time, either a liquid market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
Additional Risk Factors Of OTC Transactions; Limitations On The Use Of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, certain swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, a Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided a Fund with a third-party guaranty or other credit enhancement.
DISTRESSED SECURITIES. A Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (generally, Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the subadviser of equivalent quality (“Distressed Securities”). Investing in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) INTEGRATION. Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless specifically disclosed in its Prospectus, consideration of ESG factors that the subadviser deems financially material are embedded in various stages of the subadviser’s investment research processes for a Fund. In particular, where the subadviser believes an ESG factor or factors are likely to be financially material for an investment position over the relevant investment horizon, it will incorporate consideration of those factors into its overall credit assessment, alongside other relevant credit considerations. However, the ESG factors that the subadviser believes to be financially material can vary for each investment depending on the issuer’s activities and unique circumstances and may change over time. Further, ESG factors are not the sole considerations when making investment decisions for a Fund, and may be given more or less weight than other factors in the investment process. In some cases the subadviser may conclude that ESG factors are not likely to materially affect the financial value of an investment over its relevant investment horizon, or conclude that it believes that the investment adequately compensates investors for any material ESG risks that are present. The subadviser’s ESG integration processes are expected to evolve over time, so it is possible that the ESG factors being considered in the future may be different from those considered today. There can be no guarantee that the subadviser will correctly identify and evaluate all relevant ESG factors. It is also possible that the subadviser’s opinion of which ESG factors are likely to be financially material for an investment position could differ from those of other investors. Although the subadviser considers ESG factors as part of its investment process, there are no specific ESG criteria that must be considered in determining whether to include, maintain or exclude any potential investment for a Fund.
EQUITY AND EQUITY-RELATED SECURITIES. A Fund may invest in or hold common stock and other equity and equity-related securities. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in a Fund's NAV. The equity interests held by a Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, a Fund may not be able to realize gains from its equity investments, and any gains that a Fund does realize may not be sufficient to contribute materially to a Fund's investment objective. Equity securities held by a Fund may be illiquid.
EUROPE RECENT EVENTS RISK. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on Russia and Europe in general, including significant negative impacts on the economy, sovereign debt and the markets for certain securities and commodities, such as oil and natural gas. This conflict may expand and military attacks could occur elsewhere in Europe. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets. Europe has also been struggling with mass migration. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and relative liquidity of a Fund’s investments. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by a Fund could be significantly impacted, which could lead to such securities being valued at zero. The occurrence of terrorist incidents throughout Europe could also impact financial markets globally.
FOREIGN EXCHANGE TRANSACTIONS. Each Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by each Fund, sold by each Fund but not yet delivered, or committed or anticipated to be purchased by each Fund.
As an illustration, each Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, each Fund may purchase a foreign currency put option enabling each Fund to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, each Fund may also sell a call option which, if exercised, requires each Fund to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, each Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Straddles of the type that may be used by each Fund are considered to constitute hedging transactions and are consistent with the policies described above. Each Fund will not attempt to hedge all of its foreign portfolio positions.
Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and specified future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which a Fund has received or anticipates receiving a dividend or distribution.
A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of a Fund is denominated or by purchasing a currency in which a Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
FOREIGN INVESTMENTS. A Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt.

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In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund as compared to investment companies that invest only in the United States.
Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns on foreign currency-denominated securities for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Foreign Market Risk. Foreign securities offer the potential for more diversification than if a Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States and auditors may not be subject to the same level of oversight. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or there is a delay in settling a purchase of securities, a Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or there is a delay in settling a sale of securities, a Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, a Fund could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
FUTURES. A Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, a Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract may limit a Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when a Fund was attempting to identify specific securities in which to invest in a market a Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, a Fund may realize a loss relating to the futures position.
A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which a Fund entered into futures transactions. A Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which a Fund intends to purchase.
A Fund may only write “covered” put and call options on futures contracts. A Fund will be considered “covered” with respect to a call option written on a futures contract if a Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option or if it holds segregated in an account with its custodian for the term of the option cash or other relatively liquid assets at all times equal in value to the mark-to-market value of the futures contract on which the option was written. A Fund will be considered “covered” with respect to a put option written on a futures contract if a Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option or if a Fund holds segregated in an account with its custodian for the term of the option cash or other relatively liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by a Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of a Fund’s assets that can be segregated. Segregation requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
The Manager has filed a notice of exclusion from registration as a “commodity pool operator” with respect to a Fund under CFTC Rule 4.5 and, therefore, is not subject to registration or regulation with respect to a Fund under the CEA. In order for the Manager to claim exclusion from registration as a “commodity pool operator” under the CEA with respect to a Fund, a Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indices, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles). Under this exclusion, a Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or a related option.

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There can be no assurance that a Fund’s hedging strategies will be effective or that hedging transactions will be available to a Fund. A Fund is not required to engage in hedging transactions and a Fund may choose not to do so from time to time.
Currency Hedging. A Fund may use currency hedging instruments to seek to enhance returns. However, a Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. This limitation does not prohibit a Fund from obtaining long or short exposure to a currency for non-hedging purposes. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the subadviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
Risk Factors In Hedging Foreign Currency. Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of a Fund’s shares, the NAV of a Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that a Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, a Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or a foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive a Fund of any profit potential or force a Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to a Fund.
It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that a Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
HIGH YIELD BONDS (commonly known as “JUNK BONDS”). Junk bonds are debt securities that are rated below investment grade by a NRSRO or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include the following:
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Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
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The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.
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Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
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Junk bonds may be more illiquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.

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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
ILLIQUID INVESTMENTS OR RESTRICTED SECURITIES. Pursuant to Rule 22e-4 under the 1940 Act, a Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things that a Fund limit its illiquid investments to no more than 15% of its net assets. Illiquid investments are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk is the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors' interests in a Fund. Investment of a Fund’s assets in illiquid investments may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
A Fund may invest in securities that are not registered (restricted securities) under the 1933 Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. A Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a syndicate of lenders or other financial institutions, or receive its interest in a loan directly from the borrower or a bank or other syndicate. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities.
A Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. Restricted securities that would otherwise be considered illiquid investments pursuant to a Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A. Therefore, these securities, as well as commercial paper that is sold in private placements under Section 4(a)(2) of the 1933 Act, may be classified higher than “illiquid” under the LRMP (i.e., “moderately liquid” or “less liquid” investments). However, the liquidity of a Fund’s investments in restricted securities could be impaired if trading does not develop or declines.
INDEXED AND INVERSE SECURITIES. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, a Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. Investing in such securities may subject a Fund to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Fund may be required to pay substantial additional margin to maintain the position.
INITIAL PUBLIC OFFERINGS. A Fund may invest in securities sold in IPOs. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.

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In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, a Fund may not be able to buy as many shares at the offering price as a Fund would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
INVESTMENT IN OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies (including ETFs), subject to applicable regulatory limits.
Investing in another investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the values of the portfolio securities may fluctuate due to changes in the financial condition of the securities’ issuers and other market factors. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect a Fund’s performance.
A Fund will indirectly bear its pro rata share of the fees and expenses incurred by an investment company, including investment companies managed by the Manager, subadviser(s) or an affiliate, in which it invests, including advisory fees (to the extent not offset by the Manager, subadviser(s) or an affiliate through waivers). In addition, a Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.
MARKET DISRUPTION AND GEOPOLITICAL RISKS. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe, and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of a Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where a Fund invests.
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to a Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by a Fund could be significantly impacted, which could lead to such securities being valued at zero.
Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.
MONEY MARKET INSTRUMENTS. A Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, non-U.S. government securities, certificates of deposit and short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and non-U.S. branches, by non-U.S. banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and non-U.S. corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to each Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by each Fund for its mortgage-backed securities, the yield each Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when each Fund reinvests the proceeds of a prepayment in these circumstances, the likely rate of interest received will be lower than the rate on the security that was prepaid.
Mortgage-backed securities, including CMOs, can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed-rate mortgages. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae.
Generally, adjustable rate mortgage securities (“ARMs”) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (“FRMs”) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.
The underlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.
To the extent that each Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If each Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of each Fund. Under certain interest rate and prepayment scenarios, each Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac and Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some federal agencies, such as Ginnie Mae, are guaranteed by the federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.
Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. The conservatorship has no specified end date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what

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their respective business structures will be during or following the conservatorship. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises (“GSEs”) in the future.
Each Fund may purchase certain mortgage-backed securities, the underlying investments of which consist of loans issued and/or serviced by an affiliated entity.
MUNICIPAL SECURITIES. A Fund may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.
A Fund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. A Fund may invest in municipal asset-backed securities, which are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility. A Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date. Such a right to resell is commonly referred to as a “put” or “tender option.”
Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Interest from municipal securities received by a Fund will not be eligible for exclusion from federal income tax when distributed to shareholders. Such securities are traded primarily in the OTC market.
From time to time, proposals have been introduced to limit the use, or tax and other advantages, of municipal securities which, if enacted, could adversely affect a Fund’s NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield municipal securities. Reevaluation of a Fund’s investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at pre-designated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation.
Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount a Fund paid for them.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.
Most municipal obligations are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of municipal obligation issues of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

Although almost all municipal obligations are marketable, the structure of the market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the NAV of a Fund’s shares reflects the degree of willingness of dealers to bid for municipal obligations, the price of a Fund’s shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.
OPERATIONAL AND TRADING RISK. Systemic failures in the programs and systems employed by the subadviser, brokers and/or counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. The subadviser may not be in a position to verify the risks or reliability of third-party systems. These and other similar disruptions in the subadviser's operations may cause material losses to a Fund.
The subadviser makes extensive use of computer hardware, systems and software and its activities are exposed to risks caused by failures of IT infrastructure and data. Outright failure of the underlying hardware, operating system, software or network, may leave the subadviser unable to trade either generally or in certain of its strategies, and this may expose it to risk should the outage coincide with turbulent market conditions. To ameliorate this risk, backup and disaster recovery plans have been put in place by the subadviser.
OPTIONS ON SECURITIES AND SECURITIES INDICES.
TYPES OF OPTIONS. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”
CALL OPTIONS. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
A Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and enter into closing purchase transactions with respect to certain of such options, provided such options are “covered,” as defined herein.  A covered call option is an option in which a Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration or for additional consideration held in a segregated account by its custodian, upon conversion or exchange of other securities currently held in its portfolio or with respect to which a Fund holds cash or other relatively liquid assets segregated within a Fund’s account at the custodian or in a separate segregation account at the custodian. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless a Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security. Also, with respect to call options written by a Fund that are covered only by segregated portfolio securities, a Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.
PUT OPTIONS. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting a Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

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A Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by a Fund, provided that such put options are covered (as described above, covered options are secured by cash or other relatively liquid assets held in a segregated account or the referenced security). A Fund will receive a premium for writing a put option, which increases a Fund’s return.
PREFERRED SECURITIES. There are two basic types of preferred securities, traditional preferred securities and hybrid or trust preferred securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stocks and bonds.
Hybrid preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked at to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.
Preferred securities may include traditional preferred securities, hybrid preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, contingent capital notes (“CoCos”), contingent convertible instruments, trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.
REAL ESTATE RELATED SECURITIES. Although a Fund may not invest directly in real estate, a Fund may invest in securities of issuers that are principally engaged in the real estate industry. Therefore, an investment by a Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and unfavorable changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, a Fund may be subject to certain of the foregoing risks to a greater extent.
Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities a Fund owns, the receipt of such income may adversely affect a Fund’s ability to retain its federal income tax status as a RIC because of certain income source requirements applicable to regulated investment companies under the Code.
REFERENCE RATE REPLACEMENT RISK. A Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (LIBOR) to determine payment obligations, financing terms, or investment value. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions and as a voluntary replacement for LIBOR in some contracts. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts where no alternative reference rate was contemplated. Although efforts to replace LIBOR have been in process for several years, the change from LIBOR to another reference rate in various different financial contracts may have unintended consequences, particularly in volatile markets. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
REPURCHASE AGREEMENTS. A Fund may invest in securities pursuant to repurchase agreements. A Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in a Fund’s repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, a Fund will require all repurchase agreements to be fully collateralized at all times by cash or other relatively liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. A Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.
RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies, subject to the 1940 Act limitations. These limitations on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their NAVs. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of a Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also “Investment in Other Investment Companies.”

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REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. See “Repurchase Agreements.”
A Fund may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.
Dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities sold by a Fund but which a Fund is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that a Fund does not own declines in value. Because making short sales in securities not owned by a Fund exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, a Fund will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at a desired price. Although a Fund’s gain is limited to the price at which a Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that a Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.
A Fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time a Fund receives the proceeds of the sale. In addition, a Fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.
A Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which a Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities.
SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The subadviser believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small capitalization and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the subadviser's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the subadviser does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small capitalization and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The subadviser believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small capitalization issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small capitalization issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES / STRUCTURED SECURITIES. A Fund may invest in structured notes and other types of structured securities, including participation notes, structured notes, low exercise price warrants and other related instruments. These securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”).  Issuers of structured securities include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference instrument. The terms of a structured security may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund.  Receipt of the reference instrument is also, in certain circumstances, exchanged upon maturity of the security.
A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of,

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a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Additionally, caps can be placed on the amount of appreciation with regard to the reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. The secondary market for structured securities could be illiquid, making them difficult to sell when a Fund determines to sell them. The possible lack of a liquid secondary market for structured securities and the resulting inability of a Fund to sell a structured security could expose a Fund to losses and could make structured securities more difficult for a Fund to value accurately.
In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
SUPRANATIONAL ENTITIES. Each Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guaranty that stockholders will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and each Fund may lose money on such investments.
SWAP AGREEMENTS. Each Fund may enter into swap transactions, including, but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it invests in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, each Fund may enter into options on swap agreements (“swap options”). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to each Fund than if each Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled “Derivatives” and “Risk Factors Involving Derivatives.”
Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments. Most swap agreements entered into by each Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently each Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Each Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to each Fund).
If there is a default by the other party to such a transaction, each Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. Each Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of each Fund’s repurchase agreement guidelines approved by the Board).
Certain swaps are required to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, each Fund may not be able to enter into swaps that meet its investment needs. Each Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. Each Fund will assume the risk that the clearinghouse may be unable to perform its obligations. Each Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require each Fund to post margin and the broker may require each Fund to post additional margin to secure each Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than OTC transactions and may require each Fund to deposit larger amounts of margin. Each Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require each Fund to terminate a derivatives position under certain circumstances. This may cause each Fund to lose money.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. A Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.
A Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. A Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.
TOTAL RETURN SWAP AGREEMENTS. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty.
U.S. GOVERNMENT AND AGENCY SECURITIES. A Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund’s shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.
Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
A Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN-ISSUED SECURITIES, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase or sell securities that a Fund is entitled to receive on a when-issued basis. A Fund may also purchase or sell securities on a delayed-delivery basis or through a forward commitment. When delayed-delivery securities are purchased, the price and interest rate are fixed at the time of purchase. When-issued, delayed-delivery and forward commitment transactions all involve the purchase or sale of securities with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to a Fund at the time of entering into the transaction. A Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

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There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
YANKEE OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are also issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. A Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. To the extent a distribution is paid, there may be uncertainty about the source of the distribution. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate and an investment in these securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies. If the issuer defaults, a Fund may not obtain any return on its investment. These securities may be subject to less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. A Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments.
Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in a Fund’s exposure to such securities.
INVESTMENT RESTRICTIONS
The Funds have each adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of each Fund. A “majority of the outstanding voting securities,” when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.
If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

Fundamental Investment Policies
Each Fund’s fundamental investment policies are as follows:
(1) The Fund may borrow money to the extent not prohibited by the 1940 Act.
(2) The Fund may engage in the business of underwriting the securities of other issuers to the extent not prohibited by the 1940 Act.
(3) The Fund may lend money or other assets to the extent not prohibited by the 1940 Act.
(4) The Fund may issue senior securities to the extent not prohibited by the 1940 Act.
(5) The Fund may purchase or sell real estate to the extent not prohibited by the 1940 Act.
(6) The Fund may purchase or sell commodities or contracts related to commodities to the extent not prohibited by the 1940 Act.
(7) The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by the 1940 Act, any exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of each Fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of each Fund’s total assets from banks or other lenders for temporary purposes. (Each Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires each Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that a Fund’s asset coverage falls below 300%, each Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of each Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. The policy in (1) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act and the rules thereunder. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit each Fund from engaging in the business of underwriting or from underwriting the securities of other issuers; in fact, the 1940 Act permits each Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund’s underwriting commitments, when added to the value of each Fund’s investments in issuers where each Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Although it is not believed that the application of the 1933 Act provisions described above would cause each Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent each Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether each Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit each Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) Each Fund will be permitted by this policy to make loans of money. The policy in (3) above will be interpreted not to prevent each Fund from purchasing or investing in credit instruments, debt obligations and loans or any similar security or financial instrument. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over each Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits each Fund from issuing senior securities except that each Fund may borrow money in amounts of up to one-third of each Fund’s total assets from banks for any purpose. Each Fund may also borrow up to an additional 5% of each Fund’s total assets

PGIM CREDIT ETFs 30

from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. Certain trading practices and investments, such as derivatives transactions, may be treated as senior securities under the 1940 Act. Rule 18f-4 under the 1940 Act provides an exemption from certain limitations on the issuance of senior securities for transactions in derivatives instruments where a Fund complies with the requirements of the rule. The policy in (4) above will be interpreted not to prevent investments in derivatives or any collateral arrangements associated therewith.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit each Fund from owning real estate; however, each Fund is limited in the amount of illiquid investments it may purchase. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit each Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, each Fund is limited in the amount of illiquid investments it may purchase. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time by the SEC staff. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country; however, the Trust understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
Each Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-Fundamental Investment Policies
Each Fund’s non-fundamental investment policies are as follows:
Each Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict each Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under the 1940 Act Laws, Interpretations and Exemptions.
Each Fund may not purchase or otherwise acquire any security if immediately after the acquisition the value of illiquid investments held by each Fund would exceed 15% of each Fund’s net assets. Each Fund monitors the portion of each Fund’s net assets that is invested in illiquid investments on an ongoing basis, not only at the time of investment in such securities.
Each Fund will provide 60 days’ prior written notice to shareholders of a change in each Fund’s non-fundamental policy of investing at least 80% of its investable assets (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by each Fund’s name.
Each Fund’s investment objective is not a fundamental policy and may be changed without prior approval of shareholders.
Diversification

The PGIM AAA CLO Aggregate Duration ETF and PGIM Securitized Income ETF are currently classified as “diversified” under the 1940 Act. In general, this means that each Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities or securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of each Fund’s total assets would be invested in securities of that issuer or (b) each Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, each Fund cannot change its classification from diversified to non-diversified without shareholder approval.
INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.
Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 101
Formerly, Chief Executive Officer and President,
The Joyce Foundation (charitable foundation)
(2002-2024); formerly Vice Chair, City Colleges
of Chicago (community college system)
(2011-2015); formerly Trustee, National Park
Foundation (charitable foundation for national
park system) (2009-2018); formerly Trustee,
Economic Club of Chicago (2009-2016);
Trustee, Loyola University (since 2018).
		None.	Since December 2017
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 102
Retired; formerly Managing Director (April
2008-May 2015) and Chief Investment Officer
(October 2008-November 2013) of Highmount
Capital LLC (registered investment adviser);
formerly Executive Vice President and Chief
Investment Officer (April 1993-August 2007) of
Bank of New York Company; formerly President
(May 2003-May 2007) of BNY Hamilton Family
of Mutual Funds.
		Formerly, Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since December 2017
Linda W. Bynoe 1952 Board Member Portfolios Overseen: 99
President and Chief Executive Officer (since
March 1995) and formerly Chief Operating
Officer (December 1989-February 1995) of
Telemat Limited LLC (formerly Telemat Ltd)
(management consulting); formerly Vice
President (January 1985-June 1989) at Morgan
Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real
estate) (since December 2009); Director of
Northern Trust Corporation (financial services)
(since April 2006); formerly Director of Anixter
International, Inc. (communication products
distributor) (January 2006-June 2020).
Since December 2017
Barry H. Evans 1960 Board Member Portfolios Overseen: 102
Retired; formerly President (2005-2016), Global
Chief Operating Officer (2014-2016), Chief
Investment Officer - Global Head of Fixed
Income (1998-2014), and various portfolio
manager roles (1986-2006), Manulife Asset
Management (asset management).

Formerly Director, Manulife Trust Company
(2011-2018); formerly Director, Manulife Asset
Management Limited (2015-2017); formerly
Chairman of the Board of Directors of Manulife
Asset Management U.S. (2005-2016); formerly
Chairman of the Board, Declaration Investment
Management and Research (2008-2016).
Since December 2017

PGIM CREDIT ETFs 32

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 102
Retired; formerly Member (November 2014-
September 2022) of the Governing Council of
the Independent Directors Council (IDC)
(organization of independent mutual fund
directors); formerly Executive Committee of the
IDC Board of Governors (October
2019-December 2021); formerly President and
Chief Executive Officer (2005-2012), Senior Vice
President (2004-2005), Senior Vice President of
Sales and Marketing (1997-2004), and various
executive management positions (1990-1997),
John Hancock Funds, LLC (asset management);
formerly Chairman, Investment Company
Institute’s Sales Force Marketing Committee
(2003-2008).
		None.	Since December 2017
Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 99
A. Barton Hepburn Professor Emerita of
Economics in the Faculty of Business, Columbia
Business School (since 2018); Visiting Fellow at
the Hoover Institution, Stanford University
(since 2015); Sole Member, ReidCourt LLC
(since 2008) (a consulting firm); formerly
Visiting Professor of Law, Stanford Law School
(2015-2021); formerly A. Barton Hepburn
Professor of Economics in the Faculty of
Business, Columbia Business School
(1996-2017); formerly Managing Director,
Global Head of Alternative Investment
Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December
2020) (communication services); formerly
Independent Director, Andela (2022-2024)
(global talent network); formerly Independent
Director, Synnex Corporation (2019-2021)
(information technology); formerly Independent
Director, Kabbage, Inc. (2018-2020) (financial
services); formerly Independent Director,
Corporate Capital Trust (2017-2018) (a
business development company).
Since December 2017
Brian K. Reid 1961 Board Member Portfolios Overseen: 102
Retired; formerly Chief Economist for the
Investment Company Institute (ICI)
(2005-2017); formerly Senior Economist and
Director of Industry and Financial Analysis at
the ICI (1998-2004); formerly Senior Economist,
Industry and Financial Analysis at the ICI
(1996-1998); formerly Staff Economist at the
Federal Reserve Board (1989-1996); formerly
Director, ICI Mutual Insurance Company
(2012-2017).
		None.	Since March 2018
Grace C. Torres 1959 Board Member Portfolios Overseen: 102
Retired; formerly Treasurer and Principal
Financial and Accounting Officer of the PGIM
Funds, Target Funds, Advanced Series Trust,
Prudential Variable Contract Accounts and The
Prudential Series Fund (1998-June 2014);
Assistant Treasurer (March 1999-June 2014)
and Senior Vice President (September
1999-June 2014) of PGIM Investments LLC;
Assistant Treasurer (May 2003-June 2014) and
Vice President (June 2005-June 2014) of AST
Investment Services, Inc.; Senior Vice President
and Assistant Treasurer (May 2003-June 2014)
of Prudential Annuities Advisory Services, Inc.
		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since December 2017

Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 1962 Board Member & President & Principal Executive Officer Portfolios Overseen: 102
President, Chief Executive Officer and Officer in
Charge (since January 2012) of PGIM
Investments LLC; President and Principal
Executive Officer (since March 2022) of the
PGIM Alternatives Funds and (since January
2012) of the PGIM Retail Funds; formerly Chief
Operating Officer for PGIM Investments LLC
(January 2012 - January 2024); formerly
Executive Vice President of Jennison Associates
LLC and Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011);
Investment Company Institute - Board of
Governors (since May 2012).
		None.	Since December 2017
Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 148
Executive Vice President (since May 2009) of
PGIM Investments LLC; Vice President (since
June 2012) of Prudential Investment
Management Services LLC; Executive Vice
President (since September 2009) of AST
Investment Services, Inc.; Managing Director,
Board Governance of PGIM-Global Wealth (since
March 2026); formerly Senior Vice President,
Global Product Management and Marketing
(2006- 2026) of PGIM Investments, LLC; Vice
President (since March 2022) of the PGIM
Alternatives Funds and (since March 2010) of
the PGIM Retail Funds; formerly Vice President
of Product Development and Product
Management, PGIM Investments LLC
(2003-2006).
		None.	Since December 2017

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer
Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief
Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund
Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential;
and Corporate Counsel (since August 2020) of AST Investment Services, Inc.; formerly Vice President and
Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood
LLP (1999-2004).
Since December 2017
Patricia Flynn 1968 Chief Compliance Officer
Chief Compliance Officer (since May 2026) of the PGIM Retail Funds, Prudential Annuities Funds, PGIM
Alternatives Funds, PGIM Investments LLC and AST Investment Services, Inc.; Vice President of Compliance at
Prudential Financial Inc. (since March 2022); formerly Chief Compliance & Risk Officer at Intech Investments
(November 2005 to March 2022) and Assistant Regional Director of Examinations, Branch Chief, and Examiner
for the U.S. Securities & Exchange Commission, Miami Regional Office (October 1994 to November 2005).
Since May 2026
Andrew R. French 1962 Secretary
Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March
2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential
Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund
Services LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and
Corporate Counsel (2006-2010) of Prudential.
Since December 2017
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant
Secretary (since August 2020) of PGIM Investments LLC; Vice President and Assistant Secretary (since June
2025) of AST Investment Services, Inc.; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds,
(since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds;
formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.
Since March 2020

PGIM CREDIT ETFs 34

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Patrick E. McGuinness 1986 Assistant Secretary
Vice President and Corporate Counsel (since March 2026) of Prudential; formerly Director and Corporate
Counsel (February 2017- March 2026) of Prudential; Vice President and Assistant Secretary (since August
2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and
(since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.
Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March
2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since
November 2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global
Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).
Since December 2020
George Hoyt 1965 Assistant Secretary
Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March
2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since
September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and
Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors
(2004-2020).
Since December 2023
Devan Goolsby 1991 Assistant Secretary
Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024)
of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September
2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023);
Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory
Authority (2015-2019).
Since December 2023
Christian J. Kelly 1975 Chief Financial Officer
Managing Director, Head of Registered Products Fund Operations (since March 2026); Chief Financial Officer
(since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM
Alternatives Funds; formerly Vice President, Global Head of Investment Operations (2018 -2026) of PGIM
Investments LLC; formerly Treasurer and Principal Financial Officer (January 2019 - March 2023) of the PGIM
Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022 –
July 2022) of the PGIM Private Real Estate Fund, Inc.
Since January 2019
Russ Shupak 1973 Treasurer and Principal Accounting Officer
Executive Director, RIC Fund Administration (since March 2026); Treasurer and Principal Accounting Officer
(since September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and
(since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the
PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the
Prudential Annuities Funds; formerly Vice President (2017-2026) within PGIM Investments Fund
Administration; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund,
Inc.
Since October 2019
Lana Lomuti 1967 Assistant Treasurer
Senior Director, RIC Fund Administration (since March 2026); Assistant Secretary (since April 2014) of the
PGIM Retail Funds and Prudential Annuities Funds; formerly Vice President (2007-2026) within PGIM
Investments Fund Administration.
Since December 2017
Deborah Conway 1969 Assistant Treasurer
Senior Director, RIC Tax (since March 2026); Assistant Secretary (since October 2019) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Vice President (2017-2026) within PGIM Investments Fund
Administration.
Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer
Executive Director, RIC Fund Administration (since March 2026); Treasurer and Principal Accounting Officer
(since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and
(since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the
PGIM Credit Income Fund, (since March 2022) of the PGIM Private Real Estate Fund, Inc., and (since October
2019) of the PGIM Retail Funds; formerly Vice President (2017-2026) within PGIM Investments Fund
Administration.
Since October 2019
Robert W. McCormack 1973 Assistant Treasurer
Senior Director, RIC Fund Administration (since March 2026); Assistant Treasurer (since March 2023) of the
PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds;
formerly Vice President (2019-2026) within PGIM Investments Fund Administration.
Since March 2023
Kelly Florio 1978 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since
December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at
New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019),
Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate
(2006-2009) at MetLife.
Since June 2022
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■
Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

■
Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■
There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■
“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■
“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include:
■
The “PGIM Retail Funds” (currently consisting of the PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund);
■
The “Prudential Annuities Funds” (currently consisting of The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust); and
■
The “PGIM Alternatives Funds” (currently consisting of PGIM Rock ETF Trust, PGIM Real Estate Fund, Inc. (formerly, PGIM Private Real Estate Fund, Inc.), PGIM Private Credit Fund, and PGIM Credit Income Fund).
■
As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to management agreements between the Trust, on behalf of each Fund, and the Manager, the Manager pays all compensation of Fund Officers and employees as well as the fees and expenses of all Interested Board Members. Pursuant to the Management Agreements, the Manager also pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
The Funds do not have a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Funds for the most recently completed fiscal year, unless noted otherwise, to the Independent Board Members for service on the Board. The following table also sets forth the aggregate compensation paid to the Independent Board Members for service on the Board and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Funds (as defined in the 1940 Act) do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.
Name	Aggregate Fiscal Year Compensation from the Funds****	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex for Most Recent Calendar Year
Compensation Received by Independent Board Members
Ellen S. Alberding***	$800	None	None	$352,000* (30/102)**
Kevin J. Bannon	$800	None	None	$370,000* (31/103)**
Linda W. Bynoe	$800	None	None	$352,000* (28/100)**
Barry H. Evans	$800	None	None	$410,000* (31/103)**
Keith F. Hartstein	$800	None	None	$456,000* (31/103)**
Laurie Simon Hodrick	$800	None	None	$372,000* (28/100)**
Brian K. Reid	$800	None	None	$410,000* (31/103)**
Grace C. Torres	$800	None	None	$410,000* (31/103)**
Explanatory Notes to Board Member Compensation Tables
* Compensation relates to portfolios that were in existence for any period during 2025.
** Number of funds and portfolios represent those in existence as of December 31, 2025, and excludes funds that have merged or liquidated during the year.  Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2025, however, may commence operations after that date. No compensation is paid out from such funds/portfolios.
*** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2025, amounted to $302,790 for Ms. Alberding. Under the deferred fee arrangement, this amount is deposited into a trust held for the benefit of the participating Board Member and is not a continuing obligation of the Funds.
****Because the Funds are new, information is estimated for the fiscal year ending August 31, 2026.
BOARD COMMITTEES. The Board has established four standing committees in connection with Fund governance—Audit, Nominating and Governance, Investment, and Compliance. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures and other areas relating to the Funds' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted services to be

PGIM CREDIT ETFs 36

provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Funds. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Grace Torres (Chair)
Linda Bynoe
Barry Evans
Keith Hartstein (ex-officio)
Brian Reid
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on each Funds' website.
The membership of the Nominating and Governance Committee is set forth below:
Ellen Alberding (Chair)
Kevin Bannon
Keith Hartstein (ex-officio)
Laurie Simon Hodrick
Investment Committees: The Board of each fund in the PGIM retail funds complex has formed joint committees to review the performance of each fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each fund that is subadvised by Jennison Associates LLC and PGIM Quantitative Solutions LLC (single managed funds). The Dryden Investment Committee reviews the performance of each fund that is subadvised by PGIM Credit, PGIM Real Estate (each of which is an investment group of PGIM, Inc.), PGIM Limited, PGIM Real Estate (UK) Limited, PGIM Quantitative Solutions LLC (asset allocation funds) and PGIM DC Solutions LLC. In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Investment Committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Funds' most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Laurie Simon Hodrick (Chair)
Linda Bynoe
Keith Hartstein (ex-officio)
Grace Torres
Dryden Investment Committee
Barry Evans (Chair)
Ellen Alberding
Kevin Bannon
Keith Hartstein (ex-officio)
Brian Reid
Compliance Committee. The Compliance Committee serves as the liaison between the Board and the Funds' Chief Compliance Officer (“CCO”). In its role as liaison, the Compliance Committee assists the Board in overseeing compliance matters and administration. The Compliance Committee's responsibilities include, among other matters, considering any material compliance matter reported by the CCO between meetings of the Board and receiving reports on any investigations into matters within the Committee's scope of responsibilities.

The number of Compliance Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below.
The membership of the Compliance Committee is set forth below:
Brian Reid (Chair)
Barry Evans
Keith Hartstein (ex-officio)
Grace Torres
Board Committee Meetings (for most recently completed fiscal year)*
Audit Committee	Nominating & Governance Committee	Dryden & Gibraltar Investment Committees	Compliance Committee
N/A	N/A	N/A	N/A
*Because the Funds are new, this information is not yet available.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Funds. The Funds have engaged the Manager to manage the Funds on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Funds. The Board is currently composed of ten members, eight of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established four standing committees—Audit, Nominating and Governance, Investment and Compliance—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Funds, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences or a combination of the foregoing. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Ellen S. Alberding. Ms. Alberding joined the Board of the Funds and other funds in the Fund Complex in 2013. Ms. Alberding has over 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.
Kevin J. Bannon. Mr. Bannon joined the Board of the Funds and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years.
Linda W. Bynoe. Ms. Bynoe has been a Board Member of the Funds and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 20 years, has over 30 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.
Barry H. Evans. Mr. Evans joined the Board of the Funds and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for 30 years.

PGIM CREDIT ETFs 38

Keith F. Hartstein. Mr. Hartstein joined the Board of the Funds and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for 30 years and served as a senior executive in an asset management firm.
Laurie Simon Hodrick. Ms. Hodrick joined the Board of the Funds and other funds in the Fund Complex in 2017. Ms. Hodrick brings more than 30 years of experience as a finance academic, practitioner, and consultant.
Brian K. Reid. Mr. Reid joined the Board of the Funds and the other funds in the Fund Complex in 2018.  Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (“ICI”) for 13 years.
Grace C. Torres. Ms. Torres joined the Board of the Funds and other funds in the Fund Complex in 2014. Ms. Torres formerly served as Treasurer and Principal Financial and Accounting Officer for the Funds and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (“CPA”).
Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Funds and the other funds in the Fund Complex since 2012, is President, Chief Executive Officer and Officer in Charge of PGIM Investments and several of its affiliates that provide services to the Funds and has held senior positions in PGIM Investments since 2005.
Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Funds and other funds in the Fund Complex since 2010, serves as Executive Vice President of the Funds and other funds in the Fund Complex and has held senior positions in PGIM Investments since 2003.
Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and Board Members and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board or the Chair of the Nominating and Governance Committee, in either case in care of the specified Fund(s), at 655 Broad Street, 6th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Funds' Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PGIM Investments-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Barry H. Evans	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Laurie Simon Hodrick	None	Over $100,000
Brian K. Reid	None	Over $100,000
Grace C. Torres	None	Over $100,000
Board Member Share Ownership: Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000
None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of the most recently completed calendar year.
Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Funds, 655 Broad Street, 6th Floor, Newark, New Jersey 07102-4410. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Funds, 655 Broad Street, 6th Floor, Newark, New Jersey 07102-4410. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.
MANAGEMENT & ADVISORY ARRANGEMENTS
MANAGER. The Manager’s address is 655 Broad Street, Newark, New Jersey 07102-4410. The Manager serves as manager to all of the other investment companies that comprise the PGIM mutual funds, closed end funds and ETFs. See the Prospectus for more information about PGIM Investments. As of April 30, 2026, the Manager served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $338.1 billion.
The Manager is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential.
Pursuant to management agreements between the Trust, on behalf of each Fund, and PGIM Investments (the “Management Agreements”), PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the

PGIM CREDIT ETFs 40

management of each Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the subadviser(s) and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. The Manager also administers each Fund's business affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian (the “Custodian”). The management services of PGIM Investments to each Fund are not exclusive under the terms of the Management Agreements and PGIM Investments is free to, and does, render management services to others.
PGIM Investments may from time to time waive all or a portion of its management fee. Fee waivers and subsidies will increase the Funds' total return. These voluntary waivers may be terminated at any time without notice. To the extent that PGIM Investments agrees to waive its fee, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.
The Board of Trustees of the Trust has approved a unitary management fee structure for the Funds, pursuant to which, the Manager is responsible for paying substantially all the expenses of the Funds, excluding payments under the Funds' 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses.
In connection with its management of the corporate affairs of the Funds, PGIM Investments bears the following expenses:
■
Expenses of any subadviser of the Funds, the Funds' transfer agent, registrar, distributor, depository, dividend disbursing agent, securities lending agent, any index calculation, maintenance or dissemination agent, accounting services provider, and the agent responsible for calculating the current value of portfolio positions for dissemination during the business day;
■
All fees and expenses of the Custodian that relate to the Funds, including (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Funds, and (iii) the pricing or valuation of the shares of the Funds;
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Expenses of obtaining quotations for calculating the value of the Funds' net assets and expenses relating to the computation of the Funds' net asset value;
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Expenses of maintaining the Funds' tax records;
■
Recordkeeping fees and expenses for shareholder accounts;
■
Costs and/or fees, including legal fees, incident to the preparation, printing and distribution of the Funds' product descriptions (unless such expenses are paid for pursuant to a Rule 12b-1 distribution plan or related agreement), notices and reports of each Fund to its shareholders and other related communications of each Fund to its shareholders (other than those that are paid by the Funds), the expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto (unless such expenses are paid for pursuant to a Rule 12b-1 distribution plan or related agreement), the filing of reports with regulatory bodies, the maintenance of each Fund’s existence and qualification to do business, and the expenses of issuing, redeeming, registering and qualifying for sale, shares with federal and state securities authorities;
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Any licensing fees necessary for the operation of the Trust and the Funds;
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Any costs related to the use of any index for which an affiliated person, or an affiliated person of an affiliated person, of the Trust, Funds, Manager, any subadviser, the distributor or promoter of the Fund serves as index provider, as such may be required by the 1940 Act or any exemptive relief relied upon under the 1940 Act;
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The Funds' ordinary legal fees, including fees that arise in the ordinary course of business in connection with listing shares of the Funds on a securities exchange;
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Fees and expenses of independent accountants for the Funds;
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Costs of printing certificates (if any) representing shares of the Funds;
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Each Fund’s pro rata portion of the fidelity bond or other insurance premiums;
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Association membership dues;
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Organizational and offering expenses, and any other expenses which are capitalized in accordance with generally accepted accounting principles;
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Fees and expenses of Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act; and
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Salaries and expenses of all employees of the Trust and the Manager.
Under the terms of the Management Agreements, each Fund is responsible for the payment of the following expenses:
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Taxes (including, but not limited to, income, excise, stamp, transfer and withholding taxes) and governmental fees, if any, levied against the Fund;
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Brokerage fees, commissions and other portfolio transaction expenses incurred for the Funds, including acquired fund fees and expenses and expenses of other pooled investment vehicles and expenses relating to creation and redemption transactions;
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Costs, including the interest expenses and any loan commitment or other associated fees, of borrowing money;
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Expenses incurred pursuant to a Rule 12b-1 distribution plan or related agreement, including distribution fees;

■
Expenses incident to meetings of each Fund’s shareholders and the associated preparation, filing and mailing of associated notices and proxy statements; and
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Extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, investigations, regulatory inquiries, proceedings, other claims and the legal obligations of the Funds to indemnify its Trustees, officers, employees, shareholders, distributors, the Manager, and agents with respect thereto; and
■
The management fee payable to PGIM Investments.
Each Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Management Agreement. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by the Fund, by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), or by PGIM Investments, without penalty, upon not more than 60 days', nor less than 30 days', written notice to the Fund. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Pursuant to each Management Agreement, PGIM Investments is entitled to receive the fees set forth below, payable monthly based on each Fund’s average daily net assets. Under each Management Agreement, PGIM Investments is responsible for substantially all the expenses of the Funds, excluding payments noted above.
Contractual Management Fee Rate: PGIM AAA CLO Aggregate Duration ETF*:
0.19% of average daily net assets.
Since the Fund is newly-organized, it did not pay management fees during the last three fiscal years.
*PGIM Investments has contractually agreed that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF. This waiver will be effective at any time the Fund is invested in the PGIM ETF and will remain in effect for so long as the Fund is invested in the PGIM ETF, unless earlier terminated by agreement of the Board of the Fund.
Contractual Management Fee Rate: PGIM Securitized Income ETF*:
0.39% of average daily net assets.
Since the Fund is newly-organized, it did not pay management fees during the last three fiscal years.
*PGIM Investments has contractually agreed that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF. This waiver will be effective at any time the Fund is invested in the PGIM ETF and will remain in effect for so long as the Fund is invested in the PGIM ETF, unless earlier terminated by agreement of the Board of the Fund.
SUBADVISORY ARRANGEMENTS. The Manager has entered into subadvisory agreements (the “Subadvisory Agreements”) with the Funds' subadviser. Each Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Funds. Under the Subadvisory Agreements, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives, policies and restrictions. The subadviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises the subadviser's performance of such services.
As discussed in the Prospectus, PGIM Investments employs the subadviser under a “manager of managers” structure that allows PGIM Investments to replace the subadviser or amend a Subadvisory Agreement without seeking shareholder approval. The Subadvisory Agreements provides that they will terminate in the event of their assignment (as defined in the 1940 Act) or upon the termination of the

PGIM CREDIT ETFs 42

respective Management Agreement. The Subadvisory Agreements may be terminated by the Funds, PGIM Investments, or the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Any new subadvisory agreement or amendment to a Fund’s Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval.
Subadvisory fees are paid by the Manager out of the management fee that it receives from a Fund.
Because the subadviser is an affiliate, the Manager may from time to time share certain of its profits with, or allocate other resources to, the subadviser. Any such payments by the Manager to the subadviser will be from the Manager’s own resources.
THE FUNDS’ PORTFOLIO MANAGERS: INFORMATION ABOUT OTHER ACCOUNTS MANAGED
The table below identifies the number and total assets of other registered investment companies and other types of investment accounts managed by each portfolio manager. For each category, the number of investment accounts and total assets in the investment accounts whose fees are based on performance, if any, is indicated in italics typeface. Information shown below is as of each Fund’s most recently completed fiscal year, unless noted otherwise.
PGIM AAA CLO Aggregate Duration ETF***
Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets
PGIM Credit*/PGIM Limited**	Edwin Wilches, CFA	65/$53,017,921,964	33/$13,125,473,633	387/$83,439,298,071 15/$1,050,436,309
	Gabriel Rivera	65/$53,017,921,964	33/$13,125,473,633	387/$83,439,298,071 15/$1,050,436,309
	Connor Byrnes	36/$30,089,598,893	95/$34,090,742,298	187/$32,707,936,404 11/$433,660,213
*PGIM Credit is an investment group of PGIM, Inc. and PGIM Limited.
**Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
***Information is as of March 31, 2026.
PGIM Securitized Income ETF***
Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets
PGIM Credit*/PGIM Limited**	Brian Juliano	29/$26,008,826,958	67/$23,828,071,827 1/$440,430,034	135/$26,414,582,618 4/$433,660,213
	Edwin Wilches, CFA	65/$53,017,921,964	33/$13,125,473,633	387/$83,439,298,071 15/$1,050,436,309
	Gabriel Rivera	65/$53,017,921,964	33/$13,125,473,633	387/$83,439,298,071 15/$1,050,436,309
	Christopher Haid, CFA	33/$11,853,288,559	19/$14,511,636,482	163/$32,348,529,541 10/$1,566,894,431
	Jordan Cohen	33/$12,969,264,760	19/$4,984,854,934	165/$20,520,066,699 10/$550,690,089
*PGIM Credit is an investment group of PGIM, Inc. and PGIM Limited.
**Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
***Information is as of March 31, 2026.
THE FUNDS’ PORTFOLIO MANAGERS: PERSONAL INVESTMENTS AND FINANCIAL INTERESTS

The table below identifies the dollar value (in ranges) of investments beneficially held by, and financial interests awarded to, each portfolio manager, if any, in each Fund and in other investment accounts managed by, or which have an individual portion or sleeve managed by, each portfolio manager that utilize investment strategies, objectives and policies similar to each Fund. Information shown below is as of each Fund’s most recently completed fiscal year, unless noted otherwise.
Personal Investments and Financial Interests of the Portfolio Managers***
Fund	Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Funds and Similar Strategies*
PGIM AAA CLO Aggregate Duration ETF	PGIM Credit**/PGIM Limited	Edwin Wilches, CFA	$500,001 - $1,000,000
		Gabriel Rivera	$50,001 - $100,000
		Connor Byrnes	$10,001 - $50,000
PGIM Securitized Income ETF	PGIM Credit**/PGIM Limited	Brian Juliano	$10,001 - $50,000
		Edwin Wilches, CFA	$100,001 - $500,000
		Gabriel Rivera	$100,001 - $500,000
		Christopher Haid, CFA	None
		Jordan Cohen	None
*“Investments and Other Financial Interests in the Funds and Similar Strategies” include direct investment in the indicated Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Funds. “Other Financial Interests” are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the indicated Fund. “Other investment accounts” in similar strategies include other PGIM Funds, insurance company separate accounts, and collective and commingled trusts.
**PGIM Credit is an investment group of PGIM, Inc. and PGIM Limited.
***Information is as of March 31, 2026.
PGIM AAA CLO Aggregate Duration ETF:
The dollar range of each Portfolio Manager’s direct investment in each Fund is as follows: Edwin Wilches, CFA: None; Gabriel Rivera: None and Connor Byrnes: None.
PGIM Securitized Income ETF:
The dollar range of each Portfolio Manager’s direct investment in each Fund is as follows: Brian Juliano: None; Edwin Wilches, CFA: None; Gabriel Rivera: None, Christopher Haid, CFA: None and Jordan Cohen: None.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Funds' investments and investments in other accounts.
PGIM, Inc. (“PGIM”)
COMPENSATION. The base salary of an investment professional in the PGIM Credit investment group within PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Credit is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, long term equity awards, and grants under PGIM’s long term incentive plans, is based on such person’s contribution to PGIM’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, and is determined through a holistic, discretionary assessment of multiple quantitative and qualitative factors, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not determined solely or predominantly based on the performance of, or value of assets in, any single account or group of client accounts.
PGIM Limited has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Limited staff and “material risk takers” (including those that are based outside the United Kingdom) of PGIM Credit investment sub group of PGIM Limited.
An investment professional’s annual cash bonus is awarded after consideration of both corporate and individual performance and paid from an annual incentive pool. The pool is determined based on the overall financial performance of PGIM and allocated to investment groups by reference to their contribution to PGIM’s financial performance, investment performance, and success against key strategic initiatives.

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Long term compensation consists of Prudential Financial, Inc. (“Prudential Financial”) restricted stock, and if applicable, grants under the long term incentive plan, grants under the targeted long term incentive plan, and, in connection with certain private funds, participation in carried interest or other performance based remuneration. The long term incentive plan is intended to align compensation with investment performance. The targeted long term incentive plan is intended to align the interests of certain of PGIM’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long term incentive plan and targeted long term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM’s investment strategies. With respect to targeted long term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based, as applicable, on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. In addition, certain investment professionals receive carried interest or other performance based remuneration in connection with specific private funds or mandates, the terms of which are governed by the applicable fund or vehicle documentation. Select senior investment professionals also receive awards of Prudential Financial common stock, including through restricted stock awards or performance based equity awards, designed to align their interests with the long term financial performance of Prudential Financial. Each of the restricted stock awards, grants under the long term incentive plans, performance based equity awards, and carried interest arrangements is subject to applicable vesting, forfeiture, and other conditions.
CONFLICTS OF INTEREST. Like other investment advisers, PGIM is subject to various conflicts of interest in the ordinary course of its business. PGIM strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM seeks to address such conflicts through one or more of the following methods:
elimination of the conflict;
disclosure of the conflict; or
management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM follows the policies of Prudential Financial on business ethics, personal securities trading, and information barriers. PGIM has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM’s side-by-side management of multiple accounts gives rise to other conflicts of interest. The following conflicts of interest apply, directly and/or indirectly, to PGIM Credit in connection with side-by-side management.
Performance Fees – PGIM manages accounts with asset-based fees alongside accounts with performance-based fees. This side by side management creates an incentive for PGIM and its investment professionals to favor one account over another. Specifically, PGIM has an incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. Additionally, for new accounts or those “ramping up” where fees are not charged until the account reaches a certain size, PGIM has an incentive to allocate investments to increase and accelerate its fees.
Affiliated Accounts – PGIM manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM could be considered to have a financial incentive to prefer accounts of affiliates over others. Additionally, at times, PGIM’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for PGIM’s affiliate. In addition, PGIM’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM. PGIM has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates. Furthermore, affiliated clients and certain other clients request and receive greater transparency, operational support, training, or other resources, in each case as permitted under applicable law. For example, representatives of Prudential Financial, the general account of The Prudential Insurance Company of America (“PICA”) and accounts of other affiliates that are responsible for assessing Prudential Financial’s enterprise investment risk have access to information about PGIM’s assets under management, including for third parties, that is not made available to unaffiliated clients unless required by applicable law. This information does not include specific unaffiliated client identifying information or portfolio information for clients that have prohibited PGIM from sharing such information with affiliates.

Larger Accounts/Higher Fee Strategies - Larger account clients typically generate more revenue than do smaller accounts or clients and certain of PGIM’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM (or which it believes would generate more revenue in the future).
Long Only and Long/Short Accounts - PGIM manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM has conflicts of interest in determining the timing and direction of investments.
Securities of the Same Kind or Class - PGIM sometimes buys or sells, or directs or recommends that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that could be different. Although such pricing differences could appear as preferences for one client over another, PGIM’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
Investment at Different Levels of an Issuer’s Capital Structure - There are times when PGIM invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer or where investors receive substitute securities in a reorganization or corporate action. This could also occur where different clients invest in different parts of a corporate structure (such as an issuer and its parent or subsidiary), in obligations secured by different collateral, or in separate investments made at different times in the same issuer. Additionally, PGIM could invest certain client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) while simultaneously investing one or more clients in different classes or tranches of securities within the same vehicle. These different securities can have varying voting rights, dividend or repayment priorities, rights in bankruptcy, or other features that conflict with one another. In some cases - particularly with private securitized products and asset-based finance investments where clients own all or a significant portion of the outstanding securities or obligations - PGIM has input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
When PGIM invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default or involuntary bankruptcy proceedings. Conflicts can arise both at the time an investment is made and over the life of the investment, including where PGIM makes follow-on or additional investments in an issuer, or structures a new investment, with awareness of existing investments held by other clients or affiliated accounts. In negotiating the terms and conditions of an investment, or any subsequent amendments, actions, or waivers, PGIM could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict, including where an investment is structured and the proceeds are used, in whole or in part, to pay down or refinance existing positions in the same issuer held by other clients or affiliated accounts. In addition, decisions over consent solicitation, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default, involuntary bankruptcy proceedings, or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders.
There will be times when PGIM refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM determines to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM. This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

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Financial Interests of Investment Professionals - PGIM investment professionals from time to time invest in certain investment vehicles that it manages, including exchange-traded funds (“ETFs”), mutual funds, private funds and (through a retirement plan) collective investment trusts. Certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under PGIM’s long-term incentive plan and targeted long-term incentive plan are affected by the performance of certain client accounts. As a result, PGIM investment professionals have financial interests in accounts managed by PGIM and/or that are related to the performance of certain client accounts.
Firm-Provided Financing and Forgivable Loan Arrangements: From time to time, PGIM provides financing to certain investment professionals to facilitate their participation in private funds that PGIM manages, including through forgivable loan arrangements that constitute additional compensation. These arrangements could reduce the personal capital at risk for such professionals and therefore incentivize them to accept greater investment risk or to favor these funds in investment or product recommendations. Any credit, repayment, or loss risk associated with such financings is borne by PGIM and does not impact the assets, performance, or returns of any client account or fund.
Non-Discretionary/Limited Discretion Accounts - PGIM provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients can be disadvantaged if PGIM delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client might not be able to participate in trades if there is a delay in receiving such client’s direction or consent. In some cases, when such a client requests additional information prior to giving its direction or consent, PGIM is prohibited from sharing information because, for example, the information is non-public.
Co-Investments - From time to time, PGIM offers certain entities (“Co-Investors”) co-investment opportunities, in which these Co-Investors will be offered the opportunity to participate directly in certain investments that PGIM is making for its clients (including funds that it manages). Co-investment opportunities may be offered to current clients, investors in PGIM funds or other third parties. Except to the extent a client or investor has entered into an agreement pursuant to which PGIM has granted such client or investor a right with respect to co-investment opportunities, clients and investors should be aware that they have no such right and should not expect that they will be offered any co-investment opportunities.
Generally, PGIM’s decision to grant co-investment rights will be based on the expectation of a commercial benefit to PGIM from a potential Co-Investor, such as increased management fees or other compensation resulting from a continued, increased or future investment in funds or accounts PGIM manages by such potential Co-Investor. Other factors PGIM considers in deciding whether or not to grant co-investment rights include: (i) whether a potential Co-Investor has demonstrated, or has the potential to demonstrate, a long-term and/or continuing commitment to the potential success of PGIM or its products; (ii) their assessment of a potential Co-Investor’s ability to timely execute and fund co-investment opportunities; (iii) whether a potential Co-Investor has a history of successfully participating in co-investment programs; and (iv) the overall strategic value to PGIM of offering a co-investment opportunity to such potential Co-Investor.
PGIM has the ability to grant co-investment opportunities to Co-Investors on terms and conditions that are more favorable than those offered to its other clients and investors. For example, such terms could include:
Management fees and/or incentive compensation (including carried interest) that are reduced or waived;
Rights to participate in follow-on investments; and
With respect to investments held by Co-investors, rights to be notified of sales of the same or similar investments by their other clients and rights to participate alongside such clients in the sale of investments held by Co-investors.
Co-investment opportunities will be offered to Co-Investors irrespective of whether the available investment opportunity exceeds the aggregate appetite of PGIM’s other client accounts for such investment. Accordingly, the participation of a Co-Investor will, under some circumstances, reduce the amount of the investment opportunity available to PGIM’s other clients. This presents a conflict of interest in allocating investment opportunities because PGIM can be considered to have the incentive to allocate a greater portion of an investment opportunity to a Co-Investor than it otherwise would because of the potential commercial benefit to them from the co-investment relationship.

Transactions Involving Affiliates - Certain client accounts, from time to time, engage in transactions with PGIM’s affiliates. These transactions include purchasing investments from or through affiliated entities, investing alongside affiliates in certain investments (such as co-lending transactions), or investing in entities in which affiliates hold interests. In all such cases, PGIM will comply with applicable fiduciary and legal requirements, including, where applicable, making a good-faith determination that such transactions are conducted on terms and conditions consistent with those available from an unaffiliated third party in an arm’s-length transaction.
For certain transactions, such as participations in promissory notes held by Prudential Financial affiliates (including the general account of insurance company affiliates), the terms will be established in a manner designed to ensure that the investor is treated fairly, taking into account all relevant facts and circumstances and the commercial understanding of the parties.
Reliance on Affiliates for Critical Information - For certain accounts and/or funds, PGIM relies on affiliated entities for important information, including asset valuations, accounting information, and risk metrics. Differences in methodologies, judgments, or opinions among PGIM, its affiliates, and its clients could affect portfolio management decisions and reporting and give rise to potential conflicts of interest.
Side Letters - PGIM has entered into side letters with respect to certain of the private funds that it manages, and might do so with respect to funds that it manages in the future. Such side letters grant such investors (including affiliated accounts) terms and conditions more advantageous than those granted to other investors. For example, some investors have side letters with “most favored nation” (MFN) provisions granting reduced fees or expenses, or access to more frequent or detailed information regarding the fund's investments. PGIM could have multiple side letters with respect to a single fund, each with a different investor. PGIM, in its sole discretion, shall determine whether a client meets the necessary criteria and characterization to elect terms or rights under any such MFN provision. Except as otherwise agreed with a client, PGIM is not required to disclose the terms of its side letters with other investors or clients.
Hedging – PGIM sometimes hedges a portion of the investments it manages for one client while not hedging a similar investment in the same issuer for another client. Consequently, the two similar investments (inclusive of the hedge) might have different economic values as a result of the hedge which could influence PGIM’s management of the investments, including the timing of the disposition of the investments.
How PGIM Addresses These Conflicts of Interest.
PGIM has established policies and procedures to address conflicts of interest that can arise from managing different types of client accounts. PGIM’s approach includes regular oversight, trade allocation reviews, and compliance monitoring to detect and manage potential conflicts. As part of this process, PGIM’s compliance group periodically conducts supervisory reviews of new issue allocations and related documentation to confirm adherence to PGIM policies. Additionally, PGIM utilizes committees or independent reviewers for certain funds to help resolve issues transparently and in the best interests of all clients. PGIM’s primary objective is to act in good faith and fulfill its fiduciary duties, making investment decisions independently and for the benefit of each client.
Conflicts Related to PGIM’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM, Inc. and PGIM Limited are part of a diversified, global financial services organization. PGIM is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. In addition, certain PGIM employees are officers of and/or provide services to some of these affiliates.
Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM invests client assets in funds and other products that it or its affiliates manage or sub-advise, which, if applicable, include collateralized loan obligations (“CLOs”) or similar vehicles. In these situations, PGIM could be considered to have a financial incentive to favor affiliated funds or products over those managed by unaffiliated parties. Investments in such affiliated vehicles can benefit PGIM and/or its affiliates by increasing assets under management and fees PGIM or its affiliates receive. Additionally, PGIM or its affiliates, in certain instances, have authority to take actions on behalf of client accounts that could result in additional fees being paid to PGIM or its affiliates. For example, actions taken with respect to CLOs—including decisions regarding restructuring or resetting such vehicles—create circumstances where fees are earned for an extended period. In some cases, clients hold significant interests in these vehicles, which could provide PGIM or its affiliates with the ability to influence decisions that could result in additional fees. While PGIM may offset, rebate, or otherwise reduce its fees for investments in affiliated funds or products, these measures do not always eliminate the conflict, as PGIM still has incentives to favor affiliated options. Further, if PGIM’s affiliates provide initial funding to or otherwise invest in affiliated funds, PGIM could have an incentive to allocate client assets to such funds to facilitate the redemption of its affiliates’ interests. From time to time, PGIM also invests cash collateral from securities lending in some affiliated vehicles.

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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM has arrangements where PGIM compensates affiliated parties for client referrals. PGIM also has arrangements with an affiliated entity or person which provide for payments to an affiliate if certain investments by others are made in certain of PGIM’s products or if PGIM establishes certain other advisory relationships. These investments benefit both PGIM and its affiliates through increasing assets under management and fees.
Conflicts Related to Co-investment by Affiliates. PGIM affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.
The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund could be more liquid at the time of the affiliate’s redemption than it is at times when other investors wish to withdraw all or part of their interests.
In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
PGIM could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM manages. In certain instances, PGIM provides assistance in connection with this hedging activity.
Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM and other affiliates of PGIM at times have financial interests in, or with, companies whose securities or related instruments PGIM holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM or to the Prudential Financial enterprise. At any time, these interests and relationships could be inconsistent or in conflict with positions held or actions taken by PGIM on behalf of its client accounts. For example:
PGIM invests in the securities of one or more clients for the accounts of other clients.
PGIM’s affiliates sell various products and/or services to certain companies whose securities PGIM purchases and sells for its clients.
PGIM invests in the debt securities of companies whose equity is held by affiliates.
PGIM’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM invests in some of the same issuers for its client accounts. For example:
Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at Different Levels of an Issuer’s Capital Structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
To the extent permitted by applicable law, PGIM can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM’s interest in having the debt repaid creates a conflict of interest. PGIM has adopted a refinancing policy to address this conflict.
Certain of PGIM’s affiliates’ directors or officers are directors or officers of issuers in which PGIM invests from time to time. These issuers could also be service providers to PGIM or its affiliates.
In addition, PGIM can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.
At times, PGIM is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM does not purchase securities issued by Prudential Financial for client accounts.
In certain instances, PGIM’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material non-public information (“MNPI”), various insider trading laws and related legal requirements. For example, PGIM would generally be unable to invest in, divest securities of or share investment analyses regarding companies or other securities issuers for which it possesses MNPI, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.
PGIM faces conflicts of interest in determining whether to accept MNPI. For example, PGIM has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM has chosen to receive MNPI about certain borrowers/issuers for its clients that invest in bank loans, securities, or private debt instruments, which has restricted its ability to trade in other securities of the borrowers/issuers for its clients that invest in corporate bonds or other public securities. In addition, as a result of PGIM’s integrated business structure and its work with affiliated entities, including interactions among investment groups within PGIM, it might from time to time become exposed to MNPI in connection with advisory or related activities conducted for or alongside affiliates.
PGIM’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM or Prudential Financial if such thresholds are exceeded. In some cases, these restrictions or sales could have an adverse impact on client account performance or PGIM’s ability to exercise certain rights typically associated with an investment.
Legal and regulatory constraints could limit certain client accounts from participating in specific investment transactions with others. Consequently, PGIM might allocate these opportunities in a manner that excludes some accounts, even if they could benefit.
PGIM advises a range of clients, including closed-end management investment companies registered under the Investment Company Act of 1940 or regulated as business development companies (“PGIM Regulated Funds”). When PGIM identifies an investment opportunity that aligns with the objectives of multiple clients—including PGIM Regulated Funds and other PGIM Credit clients—it may seek to have these clients invest together. However, the Investment Company Act and related SEC rules place strict limitations on “joint transactions”—that is, situations where two or more affiliated entities invest together and negotiate terms beyond price—which are generally prohibited unless the SEC grants an exemptive order. PGIM has obtained such an exemptive order from the SEC (the “Co-Investment Order”). This order allows PGIM to coordinate co-investments among certain PGIM Regulated Funds and other clients under specific conditions. Despite this exemption, regulatory requirements can still limit PGIM’s flexibility. For example, PGIM cannot always allocate investments in different parts of a company’s capital structure among all interested clients, and certain clients may be excluded from specific investments. Compliance with the Co-Investment Order can also reduce individual allocations or delay investment execution. PGIM has established policies and controls to address these regulatory requirements, but it cannot eliminate all limitations or conflicts. The Co-Investment Order does not guarantee that every client will be able to participate in each opportunity or that investments will always be successful. In practice, allocating opportunities among a broader group of clients may reduce individual allocations and slow the investment process.
Conflicts Related to Investment Consultants. Many of PGIM’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM also has independent business relationships with investment consultants.
PGIM provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM often responds to requests for proposals in connection with those searches.

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Other interactions PGIM has with investment consultants include the following:
it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
it invites investment consultants to events or other entertainment hosted by PGIM;
it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
it sometimes pays for the opportunity to participate in conferences organized by investment consultants.
PGIM will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM.
A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM retains third party advisors and other service providers to provide various services for PGIM as well as for funds that PGIM manages or sub-advises. Some service providers provide services to PGIM Credit or one of its funds while also providing services to other PGIM or PGIM Limited units, other PGIM or PGIM Limited advised funds, or affiliates of PGIM or PGIM Limited, and negotiate rates in the context of the overall relationship. PGIM can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM will know of such negotiated fee rates.
Conflicts Related to Valuation and Fees.
When client accounts hold illiquid or difficult to value investments, PGIM faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM could be viewed as having an incentive to provide higher valuations. PGIM has valuation policies and procedures that it believes mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not PGIM’s internal valuations.
Conflicts Related to Securities Lending and Reverse Repurchase Fees.
In certain cases, when PGIM manages a client account and serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. In cases where PGIM is compensated in this manner, it could be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM is acting as securities lending agent and providing reverse repurchase services for the same client, PGIM has an incentive to select the option that generates higher proceeds for itself.
Conflicts Related to Long Term Compensation. As a result of the long term incentive plan, targeted long term incentive plan, carried interest arrangements, and equity based compensation awards, PGIM’s portfolio managers and other investment professionals from time to time have financial interests related to the investment performance of some, but not all, of the accounts or investment vehicles they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM’s long term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a limited number of its investment strategies is covered under PGIM’s targeted long term incentive plan. Further, for certain PGIM investment professionals, participation interests in the targeted long term incentive plan or carried interest arrangements can constitute a significant percentage of their total long term compensation. These compensation arrangements could create potential conflicts of interest by providing investment professionals with an economic incentive to favor certain strategies, investment vehicles, or accounts over others. To address these potential conflicts, PGIM has procedures, including trade allocation procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies, and restrictions.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM’s employees offer and sell securities of, and interests in, commingled funds that it manages. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There could be an incentive for PGIM’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM employees creates a conflict when they are trading the same securities or types of securities as PGIM trades on behalf of its clients. This conflict is mitigated by PGIM’s personal trading standards and procedures.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM’s personal conflicts of interest and outside business activities policy, and may be restricted or denied if conflicts cannot be managed. Actual and potential conflicts of interest are analyzed during such approval process. PGIM could be restricted from trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activities, obtains material, non-public information regarding an issuer.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon (“BNY”), 240 Greenwich Street, New York, New York 10286, serves as Custodian for each Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with each Fund. Subcustodians provide custodial services for any non-U.S. assets held outside the United States. The Manager is responsible for compensating BNY under the Custodian Agreement.
TRANSFER AGENT. BNY, 240 Greenwich Street, New York, New York 10286, serves as the transfer and dividend disbursing agent of each Fund. BNY provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. The Manager is responsible for compensating BNY under the Transfer Agency and Service Agreement.
SECURITIES LENDING ACTIVITIES. Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending (“GSAL”) serves as securities lending agent for each Fund and in that role administers each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement.
As securities lending agent, GSAL is responsible for marketing to approved borrowers available securities from each Fund’s portfolio.
GSAL is responsible for the administration and management of each Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with each Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers.
GSAL receives as compensation for its services a portion of the amount earned by each Fund for lending securities.
Because each Fund is new, it has not made any payments for these services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204, serves as independent registered public accounting firm for each Fund, and in that capacity will audit the annual financial statements for the next fiscal year.
DISTRIBUTOR. Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), 655 Broad Street, Newark, New Jersey 07102-4410, acts as the distributor of the Funds. The Distributor is a subsidiary of Prudential.

PGIM CREDIT ETFs 52

Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will deliver the Prospectus and, upon request, this SAI, to persons purchasing Creation Units and maintains records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.
Because the Funds are new, they have not made any payments for these services.
DISTRIBUTION AND SERVICE (12b-1) PLAN. The Trust has adopted a Distribution and Service (12b-1) Plan (the “12b-1 Plan”) with respect to shares of the Funds to permit the implementation of the Funds' method of distribution. However, no 12b-1 Plan fee is currently charged to the Funds, and there are no plans in place to impose a 12b-1 Plan fee.
Under the terms of the 12b-1 Plan, the Trust is permitted to compensate, out of the Funds' assets, in amounts up to an annual rate of 0.25% of the average daily net assets of the Funds' shares, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the shares and/or the provision of certain shareholder services to its customers that invest in shares of the Funds. Such services may include, but are not limited to, the following: marketing and promotional services including advertising; providing facilities to answer questions from prospective investors about the Funds; receiving and answering correspondence or responding to shareholder inquiries, including requests for prospectuses and statements of additional information; and preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders.
Fees paid pursuant to the 12b-1 Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. The 12b-1 Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.
The 12b-1 Plan provides that it may not be amended to materially increase the costs which shareholders may bear under the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Funds and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreements related to it (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on the 12b-1 Plan and any related amendments. The 12b-1 Plan provides that it may not take effect until approved by vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Disinterested Trustees defined above.
Following the expiration of the one-year period commencing with the effectiveness of the 12b-1 Plan, the 12b-1 Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Disinterested Trustees defined above. The 12b-1 Plan provides that an appropriate officer of the Funds shall provide to the Trustees, and the Board of Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.
In addition, the Manager and its affiliates also may make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of shares of the Funds. The payments described in this section may be significant to the payors and the payees.
PAYMENTS TO FINANCIAL SERVICES FIRMS.
As described in a Fund’s Prospectus, the Manager or certain of its affiliates (but not the Distributor) have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.
The firms (or their affiliated broker/dealers) that received from the Manager, and/or certain of its affiliates, revenue sharing payments in calendar year 2025 for marketing and product support of the Funds as described above include: Raymond James Financial, LPL Financial LLC, Fidelity Brokerage Services LLC / National Financial Services LLC, Cetera Financial Group, iCapital and J.P. Morgan.
PORTFOLIO TRANSACTIONS & BROKERAGE
The Funds have adopted a policy pursuant to which the Funds and their Manager, subadviser and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Funds have adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Funds, the Manager and the subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Funds and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term “Manager” includes the subadviser.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a non-U.S. securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, one of the Manager's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.
In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Funds will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Funds, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Funds may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Funds. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Funds and their other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Manager deems the purchase or sale of equities to be in the best interests of the Funds or their other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Funds' Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Funds, will not significantly affect the Funds' ability to pursue their present investment objectives. However, in the future in other circumstances, the Funds may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliate may act as a broker or futures commission merchant for the Funds. In order for an affiliate of the Manager to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Board Members, has adopted procedures which are reasonably designed to provide that any commissions,

PGIM CREDIT ETFs 54

fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Funds unless the Funds have expressly authorized the retention of such compensation. The affiliate must furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Funds during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the affiliate by applicable law. Transactions in options by the Funds will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The Funds may participate in a voluntary commission recapture program available through Capital Institutional Services, Inc. (CAPIS). A subadviser participating in the program retains the responsibility to seek best execution and is under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to the Funds as a credit that can be used by the Funds to pay expenses of the Funds.
Because each Fund is new, it does not disclose its payment of commissions because it has not yet completed a fiscal year.
The Funds are required to disclose their holdings of securities of their regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of the most recently completed fiscal year. Because the Funds are new, the Funds held no securities of their regular brokers and dealers as of the most recently completed fiscal year.
The below table shows each Fund's portfolio turnover rates over the two most recently completed fiscal years:
Portfolio Turnover Rate
Fund name	2025*	2024*
PGIM AAA CLO Aggregate Duration ETF	N/A	N/A
PGIM Securitized Income ETF	N/A	N/A
* Because the Funds are new, this information is not available.
ADDITIONAL INFORMATION
FUND HISTORY. PGIM ETF Trust (the “Trust”) was organized as a Delaware statutory trust on October 23, 2017. The Trust is currently comprised of the series listed below:

Current Series of the Trust
Name	Date Established	Date Operations Commenced
PGIM Ultra Short Bond ETF	December 7, 2017	April 5, 2018
PGIM Active High Yield Bond ETF	June 20, 2018	September 24, 2018
PGIM Active Aggregate Bond ETF	January 25, 2021	April 12, 2021
PGIM Total Return Bond ETF	September 15, 2021	December 2, 2021
PGIM Floating Rate Income ETF	December 9, 2021	May 17, 2022
PGIM Portfolio Ballast ETF	September 14, 2022	December 12, 2022
PGIM Jennison Focused Growth ETF	September 26, 2022	December 12, 2022
PGIM Jennison Focused Value ETF	September 26, 2022	December 12, 2022
PGIM AAA CLO ETF	April 27, 2023	July 19, 2023
PGIM Short Duration Multi-Sector Bond ETF	April 27, 2023	July 19, 2023
PGIM Jennison Focused Mid-Cap ETF	September 14, 2023	December 14, 2023
PGIM Jennison International Opportunities ETF	September 14, 2023	December 14, 2023
PGIM Jennison Better Future ETF	September 14, 2023	December 14, 2023
PGIM Short Duration High Yield ETF	September 14, 2023	December 14, 2023
PGIM Municipal Income Opportunities ETF	March 6, 2024	June 14, 2024
PGIM Ultra Short Municipal Bond ETF	March 6, 2024	June 24, 2024

Current Series of the Trust
Name	Date Established	Date Operations Commenced
PGIM Corporate Bond 0-5 Year ETF	May 9, 2025	July 29, 2025
PGIM Corporate Bond 5-10 Year ETF	May 9, 2025	July 29, 2025
PGIM Corporate Bond 10+ Year ETF	May 9, 2025	July 29, 2025
PGIM AAA CLO Aggregate Duration ETF	March 6, 2026	June 1, 2026
PGIM Securitized Income ETF	March 6, 2026	June 1, 2026
PGIM Jennison U.S. Core Equity ETF	March 6, 2026	May 20, 2026
PGIM Jennison Small-Mid Cap Core Equity ETF	June [__], 2026	[_____], 2026
PGIM Jennison International Core Equity ETF	June [__], 2026	[_____], 2026
The following liquidations occurred:
Name	Date Established	Date Operations Commenced	Date Liquidated
PGIM QMA Strategic Alpha International Equity ETF	June 20, 2018	December 4, 2018	January 13, 2023
PGIM QMA Strategic Alpha Large-Cap Core ETF	June 20, 2018	October 17, 2018	October 12, 2021
PGIM QMA Strategic Alpha Small-Cap Growth ETF	June 20, 2018	November 13, 2018	October 12, 2021
PGIM QMA Strategic Alpha Small-Cap Value ETF	June 20, 2018	November 13, 2018	October 12, 2021

PGIM CREDIT ETFs 56

DESCRIPTION OF SHARES AND ORGANIZATION.
The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. In accordance with the Trust’s Agreement and Declaration of Trust, the Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges and rights as the Board Members may determine.
Shares of each Fund, when issued, are fully paid, nonassessable, and fully transferable. Shares are also redeemable at the option of the Trust under certain circumstances. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of each Fund is entitled to its portion of all of each Fund’s assets after all debt and expenses of each Fund have been paid.
The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of 10% of the Trust’s outstanding shares entitled to vote for the purpose of voting on the removal of one or more Board Members.
Under the Agreement and Declaration of Trust, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and NAV procedures) with such preferences, privileges and rights as the Board Members may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto.
The Board has the power to alter the number and the terms of office of the Board Members, provided that at all times at least a majority of the Board Members have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Board Members being selected, while the holders of the remaining shares would be unable to elect any Board Members.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
PGIM Investments LLC or an affiliate will own all (100%) initial seed capital shares of each Fund as of the date of this SAI and shall be deemed a control person of each Fund. PGIM Investments is a New York limited liability company. Shareholders owning voting securities in excess of 25% may be able to determine the outcome of any matter affecting and voted on by shareholders of each Fund. As of the date of this SAI, the Board Members and Officers of each Fund, as a group, owned less than 1% of the outstanding shares of each Fund.
FINANCIAL STATEMENTS
Because each Fund is new, no financial information is available. When available, each Fund’s financial statements will be available upon request and without charge.

PART II
CREATIONS AND REDEMPTIONS OF FUND SHARES
The Funds issue and redeem their shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. Shares are not individually redeemable.
CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units. Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. These fees, if charged, are paid to the Custodian to offset costs associated with processing creation and redemption transactions. The Funds may adjust the transaction fee from time to time. Authorized Participants transacting in creation units for cash may pay an additional variable fee to compensate the Funds for transaction costs and market impact expenses relating to purchases or sales of portfolio securities. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities and other instruments received on redemption from the Trust to their designated account. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
From time to time, the Funds may waive all or a portion of their applicable transaction fee(s).
The following table shows, as of the date of this SAI, the approximate value of one Creation Unit of each Fund, fixed transaction fees and maximum additional charges for creations and redemptions (as described herein):
Fund	Approximate Value of a Creation Unit	Size of a Creation Unit	Maximum Fixed Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
PGIM AAA CLO Aggregate Duration ETF	$1,250,000	25,000 shares	$500	3.00%	2.00%
PGIM Securitized Income ETF	$1,250,000	25,000 shares	$500	3.00%	2.00%
*As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the fixed redemption transaction fee.
In its discretion, the Trust reserves the right to increase or decrease, from time to time, the number of shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Funds, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
GENERAL. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to each Fund is any day each Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
CONTINUOUS OFFERING. The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of

PGIM CREDIT ETFs 58

whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.
PORTFOLIO DEPOSIT. The consideration for a purchase of Creation Units may consist of an in-kind deposit of a portfolio of securities and other instruments (the “Deposit Instruments”) and an amount of cash computed as described below (the “Cash Amount”). The Funds may permit or require that purchases of Creation Units be made entirely in cash. The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Portfolio Deposit.” A Portfolio Deposit may consist solely of cash at the discretion of a Fund. A Portfolio Deposit may be different than the portfolio each Fund will deliver upon redemption of Fund shares and each Fund may accept “Custom Baskets.” Custom Baskets may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets, and may take into account various factors in seeking to ensure that the custom basket is in the best interests of each Fund and its shareholders. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant.
In the event a Fund requires Deposit Instruments and a Cash Amount in consideration for purchasing a Creation Unit, the function of the Cash Amount is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Amount would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the aggregate market value of the Deposit Instruments. If the Cash Amount is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Amount. If the Cash Amount is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Amount. Computation of the Cash Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments, which shall be the sole responsibility of the Authorized Participant.
BNY, the Administrative Agent, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Instrument to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day), as well as information regarding the Cash Amount for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Portfolio Deposit composition is made available.
In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Amount to replace any Deposit Instrument or to accept securities or other instruments not included in the initial announcement of the Deposit Instruments as determined by the Manager (or its delegate) pursuant to procedures adopted by the Trust. In the case of cash in lieu transactions, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Instruments represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at PGIM Investments’ discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments may be at the expense of each Fund and will affect the value of all shares of each Fund; but each Fund may charge the transaction fee to compensate for brokerage expenses.
PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create Creation Units of a Fund, an Authorized Participant must have a written agreement with a Fund or one of its service providers (“Participant Agreement”) that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units. All Creation Units of a Fund, however created, will be entered on the records of the Depository Trust Company DTC in the name of Cede & Co. for the account of a DTC participant.

All orders to create Creation Units must be placed in multiples of a certain number of shares of each Fund. Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units, whether through the NSCC Clearing Process or outside the NSCC Clearing Process through DTC or otherwise, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. Eastern time or, for Custom Baskets, such earlier time set forth in the Participant Agreement), in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of each Fund as determined on such date. Each Fund reserves the right, upon notice to Authorized Participants pursuant to the respective Participant Agreement, to require orders to be placed earlier than the Closing Time. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement or any associated document. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant. Creation Units may be issued, in the sole discretion of the Trust, notwithstanding the failure to receive all or a portion of the Portfolio Deposit on the settlement date. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Portfolio Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Investors seeking to purchase Creation Units of a Fund through an Authorized Participant must place such orders in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the NSCC Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the NSCC Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the NSCC Clearing Process. Those persons placing orders outside the NSCC Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.
PLACEMENT OF CREATION ORDERS USING NSCC CLEARING PROCESS. For Portfolio Deposits created through the NSCC Clearing Process, the Participant Agreement authorizes the Distributor to transmit to the NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect Authorized Participant’s creation order. Pursuant to such trade instructions from the Distributor to the NSCC, the Authorized Participant agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor. Each Fund reserve the right to settle Creation Unit transactions on a delayed basis under certain circumstances compliant with applicable law. An order to create Creation Units of a Fund through the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement and any ancillary documents are properly followed.
For orders effected outside the NSCC Clearing Process, the order must state that the Authorized Participant is not using the NSCC Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Portfolio Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement and any ancillary documents are properly followed. However, if the Distributor does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order may be cancelled. Upon written notice to the

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Distributor, such cancelled order may be resubmitted the following Business Day using the Portfolio Deposit as newly constituted to reflect the current NAV of each Fund. Each Fund reserve the right to settle Creation Unit transactions on a delayed basis under certain circumstances and compliant with applicable law.
Additional transaction fees may be imposed with respect to transactions effected outside the NSCC Clearing Process and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See “Creation Transaction Fee” section below.)
The Distributor will inform the Transfer Agent, the Manager and the Custodian upon receipt of a Creation Order that includes securities or other instruments custodied outside of the United States. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of each Fund to maintain an account into which the Deposit Instruments (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Instruments must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Amount next determined after receipt in proper form of the purchase order, together with applicable transaction fees.
Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of each Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
ACCEPTANCE OF CREATION ORDERS. The Trust and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect of a Fund, for example, if (a) the order is not in proper form; (b) the purchaser or group of related purchasers, upon obtaining the Creation Units of shares, would own 80% or more of the outstanding shares of each Fund; (c) the acceptance of the Portfolio Deposit would, in the opinion of each Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities; or (d) there exist circumstances outside the control of each Fund that make it impossible to process purchases of Creation Units of shares for all practical purposes. The Transfer Agent will notify a prospective purchaser of its rejection of the order of such person. The Trust, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall either of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Units may be issued, in the sole discretion of the Trust, notwithstanding the failure to deliver certain Deposit Instruments at settlement as described below. In these circumstances, in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Amount, plus (ii) at least 105%, which the Trust may change from time to time, of the market value of the undelivered Deposit Instruments (the “Additional Cash Deposit”) with each Fund pending delivery of any missing Deposit Instruments.
If the Trust permits, and an Authorized Participant determines to post, an Additional Cash Deposit as collateral for any undelivered Deposit Instruments, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 10:00 a.m. Eastern time (or such other time as specified by the Trust) on the date of requested settlement. If the Custodian does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Custodian, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% as required, which the Trust may change from time to time, of the daily marked to market value of the missing Deposit Instruments. At any time, at the discretion of the Trust, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee may be charged.
CREATION TRANSACTION FEE. A fixed creation transaction fee generally is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. The amount of the creation transaction fee as well as the maximum amount of any applicable variable charge for cash creations for each Fund are disclosed above. In the case of cash creations or where the Trust permits a purchaser to substitute cash in lieu of depositing a portion of the Deposit Instruments, the purchaser may be assessed an additional variable charge to compensate each Fund for the costs associated with purchasing the applicable securities. The Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (in each case which may, in certain instances, be based on a good faith estimate of transaction costs). The Manager may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect remaining shareholders. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust.
REDEMPTION OF CREATION UNITS. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant who has executed a Participant Agreement. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
Each Fund’s securities received on redemption (“Redemption Instruments”) may not be identical to Deposit Instruments that are applicable to creations of Creation Units. All orders are subject to acceptance by the Distributor. In addition, Redemption Instruments received by one shareholder may not be the same as received those by other shareholders.
The Trust will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in each Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust. Unless cash redemptions are permitted or required for a Fund or a Custom Basket is approved, the redemption proceeds for a Creation Unit generally consist of Redemption Instruments, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the fixed transaction fee and any variable transaction fees. Should the Redemption Instruments have a value greater than the NAV of the shares being redeemed, a compensating cash payment to the Trust equal to the differential plus any applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder.
REDEMPTION TRANSACTION FEE. The basic fixed redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge may be charged with respect to cash redemptions or redemptions outside of the NSCC Clearing Process. An additional variable transaction charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate each Fund for the costs associated with selling the applicable securities. The Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments not transferred in-kind (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at PGIM Investments’ discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). PGIM Investments may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect remaining shareholders. In no event will transaction fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot, or elects not to, recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by each Fund’s remaining shareholders and negatively affect Fund performance.
PLACEMENT OF REDEMPTION ORDERS USING NSCC CLEARING PROCESS. An order to redeem Creation Units of a Fund using the NSCC Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date (or, for Custom Baskets where cash replaces any Redemption Instrument, such earlier time set forth in the Participant Agreement or any ancillary documents); and (ii) all other procedures set forth in the Participant Agreement or any ancillary documents are properly followed; such order will be effected based on the NAV of each Fund as next determined. An order to redeem Creation Units of a Fund using the NSCC Clearing Process made in proper form but received by each Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund

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securities (or contracts to purchase such Fund securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred. Each Fund reserves the right to settle Creation Unit transactions on a delayed basis under certain circumstances compliant with applicable law.
PLACEMENT OF REDEMPTION ORDERS OUTSIDE NSCC CLEARING PROCESS. For orders effected outside the NSCC Clearing Process, the order must state that the Authorized Participant is not using the Clearing Process and that redemption of Creation Units of each Fund will instead be effected through transfer of Creation Units of each Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of shares of Creation Units specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement or any ancillary document are properly followed. Each Fund reserves the right, upon notice to Authorized Participants pursuant to the respective Participant Agreement, to require orders to be placed earlier than 4:00 p.m. Eastern time.
After the Distributor has deemed an order for redemption outside the NSCC Clearing Process received, the Custodian will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) and the cash redemption payment to the redeeming Beneficial Owner. Each Fund reserves the right to settle Creation Unit transactions on a delayed basis under certain circumstances compliant with applicable law. An additional variable redemption transaction fee may be applicable to redemptions outside the NSCC Clearing Process.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to each Fund’s Transfer Agent on the settlement date, the Trust, in its sole discretion, may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of at least 105%, which the Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of a Fund, to purchase the missing shares or acquire the Deposit Instruments and the Cash Amount underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Instruments or Cash Amount and the value of the collateral.
Arrangements satisfactory to the Trust must be in place for an Authorized Participant to transfer the Creation Units through DTC on or before the settlement date. Redemptions of shares for Redemption Instruments that include securities or other instruments custodied outside of the United States will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that each Fund could not lawfully deliver specific Redemption Instruments upon redemptions or could not do so without first registering the securities under such laws.
In connection with taking delivery of Redemption Instruments upon redemption of Creation Units that include securities or other instruments custodied outside of the United States, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Instruments are customarily traded, to which account such Redemption Instruments will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Redemption Instruments in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Deliveries of redemption proceeds generally will be made in a “regular way” manner. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. If a Fund has a foreign investment in its basket, each Fund may delay delivery of the foreign investment in the redemption proceeds for more than seven days thereafter if the if each Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days thereafter.

NET ASSET VALUE
The value of a single share of each Fund—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. Investors purchasing or selling shares in the secondary market may transact at a price other than each Fund’s NAV. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, each Fund will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. Each Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern time, if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.
Each Fund’s portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith by the Manager, as the Board's valuation designee. In this capacity, the Manager has adopted methodologies for determining the fair value of certain types of securities and other assets held by each Fund that do not have quoted market prices, including the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors. In determining a security's value, each Fund generally uses the following methodologies. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Options on securities and securities indices that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days. On the sixth business day, such options may be valued at zero in the absence of trading, when such options are “out of the money” by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date.
Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-U.S. securities in a non-U.S. currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Manager.
The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that each Fund could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.
Generally, each Fund will value futures contracts at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.
If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

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TAXES, DIVIDENDS AND DISTRIBUTIONS
The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. This section is based on the Code, Treasury Regulations, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.
QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.
Net capital gains of each Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforwards. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. If the Funds were to experience an ownership change as defined under the Code, each Fund’s loss carryforwards, if any, may be subject to limitation. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.
In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a QPTP.
Each Fund must also satisfy an asset diversification test on a quarterly basis. Failure to do so may result in the Fund being subject to penalty taxes, being required to sell certain of its positions, and may cause the Fund to fail to qualify as a regulated investment company. Under this asset diversification test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more QPTPs and commonly referred to as “master limited partnerships.”
Each Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP. Each Fund’s investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or non-U.S. income, franchise or withholding tax liabilities.
If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of five years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98.2% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.
Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.
Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-U.S. currency and passive non-U.S. investment company (“PFIC”) losses over post-October non-U.S. currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.
Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Each Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

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In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by a Fund for the security. Original issue discount or market discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because this income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.
Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by a Fund will be required to be “marked to market” for federal income tax purposes at the end of the Fund’s taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund’s taxable year. Except with respect to certain non-U.S. currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts or dispositions of debt securities denominated in a non-U.S. currency that are attributable to fluctuations in the value of the non-U.S. currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
Each Fund may make investments in equity securities of non-U.S. issuers. If a Fund purchases shares in PFICs, the Fund may be subject to federal income tax on a portion of any “excess distribution” from such non-U.S. corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Each Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.
Notwithstanding any election made by a Fund, dividends attributable to distributions from a non-U.S. corporation will not be eligible for the special tax rates applicable to qualified dividend income if the non-U.S. corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.
Each Fund may invest in REITs. Each Fund’s investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). Each Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a RIC may pass through to its shareholders the special character of this income. Ordinary dividends received by a Fund from a REIT will generally not constitute qualified dividend income, which would be eligible for tax at a reduced rate.
Some of the REITs in which a Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of each Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at capital gain income tax rates. The amount of dividend income that may be reported by a Fund as qualified dividend income will generally be limited to the aggregate of the eligible dividends received by the Fund. Dividends of net investment income that are not reported as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. A Fund may also report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for treatment as qualified dividend income or for the dividends received deduction or qualified business income deduction, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

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Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by the Funds in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.
Dividends paid by the Funds that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by the Funds will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of each Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in (1) state, municipal and other bonds that are excluded from gross income for federal income tax purposes or (2) interests in other regulated investment companies, and, in each case, as long as the Fund properly reports such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt-interest dividends with respect to any share of a Fund (unless the Fund declares income dividends daily and pays such dividends at least as frequently as monthly) and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from a Fund may affect a non-U.S. corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to the federal “branch profits” tax, or the federal “excess net passive income” tax.
Each Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a “capital gain dividend,” it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Distributions by a Fund that exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below. Distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.
Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the NAV of the Fund’s shares by the amount of the distribution. If the NAV is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.
SALE OF SHARES. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) before January 31 of the calendar year following the calendar year in which the original stock was disposed of, (2) pursuant to a reinvestment right received upon the purchase of the original shares and (3) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.
Capital gain of a non-corporate U.S. shareholder is generally taxed at a federal income tax rate of up to 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation, where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
Cost Basis Reporting. Your broker or other intermediary must report cost basis information to you and the IRS when you sell or exchange shares in your non-retirement accounts. The cost basis regulations do not affect retirement accounts or money market funds. The regulations also require reporting whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year). To calculate the gain or loss on shares sold, you need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. Intermediaries generally support several different cost basis methods from which you may select a cost basis method you believe best suited to your needs. If you decide to elect the default method, no action is required on your part.
TAXATION ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
The Trust, on behalf of the Funds, has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
BACKUP WITHHOLDING. Backup withholding will apply, at a 24% rate to all dividends and capital gain dividends, and the proceeds of the sale of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify that it is not subject to backup withholding or that it is a corporation or other exempt recipient. In addition, dividends and capital gain dividends made to corporate U.S. holders may be subject to information reporting and backup withholding. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a

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regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
MEDICARE CONTRIBUTION TAX. A U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 if married filing jointly). Each Fund shareholder’s net investment income will generally include, among other things, dividend income from the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the Medicare contribution tax to your income and gains in respect of your investment in Fund shares.
NON-U.S. SHAREHOLDERS. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, net capital gain dividends, exempt-interest dividends, and amounts retained by the Fund that are reported as undistributed capital gains, and amounts reported by the Fund as interest-related dividends or short-term capital gain dividends.
The foregoing applies when the non-U.S. shareholder’s income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.
Distributions that a Fund reports as “short-term capital gain dividends” or “net capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to a gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation (including a REIT dividend attributable to such gain) and a Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one-year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon a sale of Fund shares could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and a Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a non-U.S. shareholder’s shares of the Fund will cause the Fund to recognize gain. If a Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest non-U.S. ownership percentage of the Fund during the five-year period ending on the date of redemption.
In the case of non-U.S. non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their non-U.S. status.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) non-U.S. financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other non-U.S. entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, non-U.S. financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant non-U.S. financial institutions or to account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other non-U.S. entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of non-U.S. taxes.
NON-U.S. TAXES. Each Fund may be subject to non-U.S. withholding taxes or other non-U.S. taxes with respect to income (possibly including, in some cases, capital gain) received from sources within non-U.S. countries. So long as more than 50% by value of the total assets of a Fund (1) at the close of the taxable year, consists of stock or securities of non-U.S. issuers, or (2) at the close of each quarter, consists of interests in other regulated investment companies, a Fund may elect to treat any non-U.S. income taxes paid by it as paid directly by its shareholders.
If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund’s income taxes. A non-U.S. tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the non-U.S. source income. For this purpose, each shareholder must treat as non-U.S .source gross income (i) its proportionate share of non-U.S. taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from non-U.S. sources; the gain from the sale of securities will generally be treated as U.S. source income and certain non-U.S. currency gains and losses likewise will be treated as derived from U.S. sources. This non-U.S. tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as “passive” or “general” income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund’s non-U.S. income taxes. In addition, shareholders will not be eligible to claim a non-U.S. tax credit with respect to non-U.S. income taxes paid by a Fund unless certain holding period requirements are met at both a Fund and the shareholder levels. For purposes of foreign tax credits for U.S. shareholders of a Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
Each Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. Each Fund will notify shareholders in writing each year if it makes the election and of the amount of non-U.S. income taxes, if any, to be passed through to the shareholders and the amount of non-U.S. taxes, if any, for which shareholders of the Fund will not be eligible to claim a non-U.S. tax credit because the holding period requirements (described above) have not been satisfied.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.
CAPITAL LOSS CARRYFORWARDS. Because the Funds are new, this information is not available.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted policies and procedures with respect to the disclosure of portfolio securities owned by each Fund and to authorize certain arrangements to make available information about portfolio holdings. These policies and procedures are designed to ensure that disclosures of a Fund’s portfolio holdings are made consistently with the antifraud provisions of the federal securities laws, the fiduciary duties of each Fund and its adviser, certain provisions of the 1940 Act and the rules thereunder permitting the operation of a Fund as an ETF, and the requirements of any Exchange. The policy is designed to ensure that disclosures of nonpublic portfolio holdings to selected third parties are made only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.

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The Board has authorized PGIM Investments, as the investment manager of each Fund, to administer these policies and procedures and to enter into confidentiality agreements on behalf of the Funds that provide that all information disclosed shall be treated as confidential and that the recipient will not trade on the nonpublic information. No material, non-public information, including but not limited to portfolio holdings, may be disseminated to third parties except in compliance with these policies and procedures.
The Custodian Bank (BNY) is authorized to facilitate, under the supervision of PGIM Investments, the release of portfolio holdings.
Each Fund will post on its publicly available website on each day that the Fund is open for business, including as required by Section 22(e) of the 1940 Act (a “Business Day”), before commencement of trading of the Fund’s shares on the Exchange, the identities and quantities of the portfolio securities, assets and other positions held by the Fund that will form the basis for the ETF’s calculation of NAV at the end of the Business Day. The website will be publicly available at no charge. Each Fund’s portfolio holdings, or portions thereof, also may be disclosed through financial reporting and news services, such as Bloomberg, and through other publicly accessible Internet websites.
In addition, a basket composition file, which includes the security names and share quantities to deliver (or be received) in exchange for Fund shares, together with estimates and actual cash components, will be publicly disseminated daily prior to the opening of the Exchange(s). Neither the Funds nor their service providers may publicly disseminate material non-public information concerning a Fund without the approval of the Chief Compliance Officer.
Complete Fund holdings will be made public at the time of quarterly public regulatory filings via Forms N-CSR and/or N-PORT, unless noted otherwise herein.
Daily Calculation of Net Asset Value. The net asset value per share of each Fund will be calculated on each Business Day and will be made available to all market participants at the same time via the Fund’s website. A Fund’s net asset value may also be made available through other published means (e.g., in newspapers or other Internet websites). The Fund’s website will also include, on a per share basis, the market closing price or mid-point of the bid/ask spread at the time of calculation of such net asset value, and a calculation of the premium or discount of the market closing price or mid-point of the bid/ask spread against such net asset value. Each Fund’s website will also include information on the premium or discount of the market closing price over the most recently completed calendar year and the most recently completed calendar quarters since that year and information on the median bid/ask spread during each of the last 30 calendar days.
Public Disclosures—Non-Specific Information. Each Fund and/or PGIM Investments may publicly distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.
Ongoing Nonpublic Disclosure Arrangements. Each Fund has entered into ongoing arrangements to make available nonpublic information about its portfolio holdings, subject to the conditions, restrictions and requirements set forth below. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of each Fund, as described below. The procedures utilized to determine eligibility are set forth below:
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A request for release of portfolio holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g., level of detail, staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).
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The request shall be forwarded to PGIM Investments’ Product Management Group and to the Chief Compliance Officer or their delegate for review and approval.
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A confidentiality agreement in the form approved by a Fund officer must be executed by the recipient of the portfolio holdings.
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A Fund officer shall approve the release and the agreement. Copies of the release and agreement shall be sent to PGIM Investments’ Law Department.
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Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Group to arrange the release of portfolio holdings.
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PGIM Investments’ Fund Administration Group shall arrange the release by the Custodian Bank.
Requests for disclosure to PGIM Investments or its employees shall follow the procedures noted above other than the execution of a confidentiality agreement.
Set forth below are the authorized ongoing arrangements as of the date of this SAI:

1. Traditional External Recipients/Vendors
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Full holdings on a daily basis to Institutional Shareholder Services (“ISS”), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;
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Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;
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Full holdings on a daily basis to a Fund's subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the subadviser has responsibility;
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Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis;
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Full holdings to a Fund’s counsel on an as-needed basis;
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Full holdings to counsel of a Fund’s independent board members on an as-needed basis;
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Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends; and
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Full holdings to a Fund’s securities lending agent on a daily basis.
2. Analytical Service Providers
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All equity trades on a quarterly basis to Abel/Noser Corp. (review of brokerage commissions/best execution) when made available;
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Full holdings to Morningstar and Bloomberg on a daily basis;
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Full holdings on a daily basis to FactSet Research Systems Inc. (investment research provider) when made available;
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Full holdings on a quarterly basis to Frank Russell Company (investment research provider) when made available;
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Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (PGIM Jennison Growth Fund and certain other selected PGIM Funds only);
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Full holdings on a daily basis to Bloomberg BVAL, ICE, S&P Global, London Stock Exchange Group (LSEG) and J.P. Morgan PricingDirect (securities valuation) in real time;
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All FX trades on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available;
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Full holdings on a daily basis to ICE/Innocap (liquidity calculations) in real time;
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Full holdings on a daily basis to Innocap (VaR calculations) in real time (for funds that are full derivatives users pursuant to Rule 18f-4 under the 1940 Act).
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Full Holdings on a daily basis to ICE (valuation of international securities) in real time (for funds with international holdings (except ETFs));
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Full holdings on a monthly basis to CAPIS (commission recapture calculations) when made available (Jennison funds only);
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Full holdings on a daily basis to ACA (trade surveillance and market abuse detection) overnight (Jennison funds only); and
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Full holdings on a monthly basis to Lincoln International (valuation) in real time.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes).
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.
There can be no assurance that the policies and procedures on portfolio holdings information will protect a Fund from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Manager is authorized by the Funds to delegate, in whole or in part, their proxy voting authority to the subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Funds should a proxy issue potentially implicate a conflict of interest between the Funds and the Manager or its affiliates.

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The Manager delegates to the Funds' subadviser(s) the responsibility for voting proxies. The subadviser(s) is expected to identify and seek to obtain the optimal benefit for the Funds, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Funds and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Funds and the interests of the subadviser(s) or its affiliates. The Manager and the Board expect that the subadviser(s) will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser(s) will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Funds' website at www.pgim.com/investments and on the SEC's website at www.sec.gov.
A summary of the proxy voting policies of the subadviser(s) is set forth in its respective Appendix to this SAI.
CODES OF ETHICS
The Board has adopted a Code of Ethics. In addition, the Manager, subadviser(s) and Distributor have each adopted a Code of Ethics. The Codes of Ethics apply to access persons (generally, persons who have access to information about the Funds' investment program) and permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds. However, the protective provisions of the Codes of Ethics prohibit certain investments and limit such personnel from making investments during periods when the Funds are making such investments. The Codes of Ethics are on public file with, and are available from, the SEC.

APPENDIX I: PROXY VOTING POLICIES OF THE SUBADVISER
PGIM, INC. (“PGIM”)
PROXY VOTING This item describes the practices of PGIM Credit regarding voting client securities, including proxy voting and other actions related to securities held in client accounts.
Proxy Voting Policy and Procedures
PGIM’s policy is to vote proxies in the best interests of its clients and based on the clients’ expressed priorities, if any. In the case of pooled accounts, PGIM’s policy is to vote proxies in the best interests of the pooled account.
The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process. PGIM generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients.
Conflicts of Interest in the Voting Process
Occasionally, a conflict of interest can arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM. When PGIM identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.
How to Obtain Information Regarding Proxy Voting
Any client may obtain a copy of PGIM’s proxy voting policy, guidelines, and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

APPENDIX II: DESCRIPTIONS OF SECURITY RATINGS
MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)
Global Long Term Ratings
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a ‘(hyb)’ indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Ratings
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Municipal Ratings
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings (“S&P”)
Long-Term Issue Credit Ratings*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Municipal Short-Term Note Ratings
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining the type of rating if any, to assign, S&P’s analysis will review the following considerations.
■ Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
■ Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH RATINGS LTD. (“Fitch”)
Issuer Default Ratings
AAA: Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.
CC: Very High Levels of Credit Risk. Default of some kind appears probable.
C: Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
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The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
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The formal announcement by the issuer or their agent of a distressed debt exchange; and
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A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
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An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
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Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
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Has not otherwise ceased operating.
This would include:
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The selective payment default on a specific class or currency of debt;
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The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Short-Term Ratings Assigned to Issuers and Obligations
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad based default event for an entity, or the default of a short-term obligation.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a “+” may be appended.

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